Exhibit 10.5

EXECUTION COPY

FOURTH AMENDMENT, dated as of April 16, 2010 (this “Amendment”), to the Credit Agreement (as defined below), among ROUNDY’S SUPERMARKETS, INC., a Wisconsin corporation (the “Borrower”), the other Loan Parties, the Lenders (as defined below), and JPMORGAN CHASE BANK, N.A. (as successor in interest to Bear Stearns Corporate Lending Inc.), as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

WHEREAS, the Borrower, the several banks and other financial institutions or entities from time to time parties thereto (collectively, the “Lenders”), the Administrative Agent and the other parties thereto have entered into a Credit Agreement dated as of November 3, 2005, and amendments thereto dated as of June 7, 2006, January 29, 2007 and October 30, 2009 (such Credit Agreement, as so amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

WHEREAS, the Borrower has requested the ability to incur up to $150,000,000 in senior secured Indebtedness to finance a cash dividend to Holdings and, in connection therewith, the Borrower has requested certain modifications to the Credit Agreement to permit the incurrence of such Indebtedness and the payment of such dividend; and

WHEREAS, the Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower, the other Loan Parties and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement The Credit Agreement is, effective as of the Fourth Amendment Effective Date (as defined below), hereby amended as follows:

(a)           The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

“Applicable Margin”:  (a) with respect to the Term Loans, (i) in the case of Eurodollar Loans, 3.50% per annum and (ii) in the case of Base Rate Loans, 2.50% per annum and (b) with respect to Revolving Loans and Swingline Loans, (i) in the case of Eurodollar Loans, 3.75% per annum and (ii) in the case of Base Rate Loans, 2.75% per annum; provided that, on and after the first Adjustment Date (as defined in the Pricing Grid) occurring after the Fourth Amendment Effective Date, the Applicable Margin with respect to Term Loans, Revolving Loans and Swingline Loans will be determined pursuant to the Pricing Grid.”

(b)           The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is amended by deleting “ and (1) any costs, fees and expenses incurred in connection with the negotiation and execution of the Third Amendment,” and replacing it with the following:

“, (l) any costs, fees and expenses incurred in connection with the negotiation and execution of the Third Amendment and (m) any costs, fees and expenses incurred in connection with the negotiation and execution of the Fourth Amendment and the Second Lien Loan Documents (including any original issue discount),”

(c)           Clause (c) of the definition of “Consolidated Net Income” in Section 1.01 of the Credit Agreement is amended by adding “or any Second Lien Loan Document” immediately after the words “other than under any Loan Document” therein.

(d)           The definition of “Consolidated Senior Secured Debt” in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

“Consolidated Senior Secured Debt”:  at any date, the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries at such date, in each case (i) to the extent that such Indebtedness should appear on a consolidated balance sheet of the Borrower as determined on a consolidated basis in accordance with GAAP and (ii) for so long as such Indebtedness is secured by any assets of the Borrower or any of the Subsidiary Guarantors on a first-priority basis or otherwise on a basis pari passu with the Liens of the Administrative Agent (for the benefit of the Secured Parties) in the Collateral.

(e)           The definition of “Excess Cash Flow” in Section 1.01 of the Credit Agreement is amended by amending and restating clause (b)(vii) thereof to read in its entirety as follows:

“(vii) an amount equal to the aggregate net non-cash (and, to the extent any cash gain results in a mandatory prepayment under Section 4.2(b) or to the extent such cash gain arises out of a Disposition permitted under Section 8.5(f), 8.5(h) or 8.5(k), cash) gain on the Disposition of Property (which shall include any Recovery Event) by the Borrower and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent included in arriving at such Consolidated Net Income,”

(f)            Clause (b) of the definition of “Excess Cash Flow” in Section 1.01 of the Credit Agreement is further amended (i) by deleting “ and (xvii)” and replacing it with “, (xvii)” and (ii) deleting the period at the end thereof and adding the following at the end thereof:

“ and (xviii) any cash payments of costs, fees and expenses incurred in connection with the negotiation and execution of the Fourth Amendment and the Second Lien Loan Documents (including any original issue discount).”

(g)           The definition of “Excluded Indebtedness” in Section 1.01 of the Credit Agreement is amended by replacing the “(p)” at the end thereof with “(r)”.

2

(h)           The definition of “Foreign Subsidiary” in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

“Foreign Subsidiary”: any Subsidiary that is not a Domestic Subsidiary.

(i)            The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is amended by adding “, all Intercreditor Agreements” immediately after the words “the Reaffirmation Agreement” therein.

(j)            Section 1.01 of the Credit Agreement is amended by inserting the following new definitions in their correct alphabetical order:

“Fourth Amendment”: the Fourth Amendment to this Agreement, dated as of April 16, 2010, among the Borrower, the other Loan Parties, the Lenders and the Administrative Agent.

“Fourth Amendment Effective Date”: the “Fourth Amendment Effective Date” under and as defined in the Fourth Amendment.

“Intercreditor Agreement”: in connection with the incurrence or issuance of any Permitted Second Lien Indebtedness secured by Collateral or any Permitted Refinancing Indebtedness secured by Collateral, an intercreditor agreement among the Administrative Agent on behalf of the Secured Parties, the lenders providing any such Permitted Second Lien Indebtedness or Permitted Refinancing Indebtedness (or the agent or trustee of such lenders acting on their behalf) and the Loan Parties, in substantially the form attached as Exhibit J to this Agreement (or on terms that, taken as a whole, are not materially less favorable to the Lenders than the terms contained in the form attached as Exhibit J to this Agreement) or otherwise in form and substance reasonably satisfactory to the Administrative Agent.

“Permitted Second Lien Indebtedness”: Indebtedness of the Borrower in an original aggregate principal amount not to exceed $150,000,000 issued or incurred on or after the Fourth Amendment Effective Date, on substantially the terms set forth in Exhibit K to this Agreement (or on terms that, taken as a whole, are not materially less favorable to the Lenders than the terms set forth in Exhibit K to this Agreement) or on terms otherwise satisfactory to the Administrative Agent.

“Permitted Refinancing Indebtedness”: as defined in Section 8.2(r).

“Second Lien Loan Documents”: all loan agreements, indentures (and supplements thereto), guarantees, security agreements and purchase agreements, and any other agreements, notes, instruments and documents, in each case executed and delivered by the Borrower and/or any of its Subsidiaries in connection with any Permitted Second Lien Indebtedness and any Permitted Refinancing Indebtedness.

(k)           Section 4.1(b) of the Credit Agreement is amended and restated in its entirety as follows:

3

 “(b)        In the event of any (i) prepayment of Term Loans made with the Net Cash Proceeds of one or more senior secured credit facilities provided by banks, other financial institutions or any other funds bearing interest at a lower rate than the interest rate then applicable to such Term Loans being prepaid (whether by reason of the interest rate applicable to such senior secured credit facility or by reason of the issuance of such senior secured credit facility at a discount) or (ii) assignment of Term Loans pursuant to Section 4.13(b) resulting from an amendment of an Existing Term Loan that results in the Applicable Margin on such Term Loan being reduced, in the case of clause (i) or (ii), (A) on or prior to the first anniversary of the Fourth Amendment Effective Date, the Borrower shall pay to the applicable Lenders with respect to such Term Loans a prepayment premium price equal to 102% of the principal amount so prepaid or assigned, as the case may be and (B) after the first anniversary of the Fourth Amendment Effective Date and on or prior to the second anniversary of the Fourth Amendment Effective Date, the Borrower shall pay to the applicable Lenders with respect to such Term Loans a prepayment premium price equal to 101% of the principal amount so prepaid or assigned, as the case may be.”

(1)           Section 8.1(a) of the Credit Agreement is amended and restated in its entirety as follows:

“(a)         Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ending On or About	Consolidated Leverage Ratio
March 31, 2010	4.75 to 1.00
June 30, 2010	4.75 to 1.00
September 30, 2010	4.75 to 1.00
December 31, 2010	4.50 to 1.00
March 31, 2011	4.50 to 1.00
June 30, 2011	4.50 to 1.00
September 30, 2011	4.25 to 1.00
December 31, 2011	4.25 to 1.00
March 31, 2012 and thereafter	4.00 to 1.00”

(m)          Section 8.1(b) of the Credit Agreement is amended and restated in its entirety as follows:

“(b)         Consolidated Senior Secured Leverage Ratio. Permit the Consolidated Senior Secured Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarters:

4

Fiscal Quarter Ending On or About	Consolidated Senior Secured Leverage Ratio
March 31, 2010	4.00 to 1.00
June 30, 2010	4.00 to 1.00
September 30, 2010	4.00 to 1.00
December 31, 2010	3.75 to 1.00
March 31, 2011	3.75 to 1.00
June 30, 2011	3.75 to 1.00
September 30, 2011	3.50 to 1.00
December 31, 2011	3.50 to 1.00
March 31, 2012 and thereafter	3.00 to 1.00”

(n)           Section 8.1(c) of the Credit Agreement is amended and restated in its entirety as follows:

“(c)         Consolidated Fixed Charge Coverage Ratio.  Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower to be less than 1.70 to 1.00.

(o)           Section 8.2(f) of the Credit Agreement is amended and restated in its entirety as follows:

“(f) [Intentionally omitted]”

(p)           Section 8.2 of the Credit Agreement is amended by (i) deleting the “and” at the end of clause (p) thereof, (ii) replacing the period at the end of clause (q) thereof with “; and” and (iii) adding the following new clause (r) immediately after clause (q) thereof:

“(r)          (i) Permitted Second Lien Indebtedness, (ii) any Indebtedness issued or incurred in connection with the refinancing, refunding, exchange, defeasance or replacement of any Permitted Second Lien Indebtedness (“Permitted Refinancing Indebtedness”); provided that (A) the principal amount of any Permitted Refinancing Indebtedness shall not exceed the sum of the principal amount of such Permitted Second Lien Indebtedness (or any Permitted Refinancing Indebtedness) plus any premiums or penalties, accrued and unpaid interest, and fees and expenses (including, without limitation, legal fees and expenses, accountants’ fees and brokers’ and underwriters’ discounts and commissions), in each case associated with the Indebtedness being refinanced, refunded, exchanged, defeased or replaced, (B) no Permitted Refinancing Indebtedness shall mature earlier than six months after the Extended Term Loan Maturity Date, (C) except as otherwise expressly permitted in the applicable Intercreditor Agreement, no Permitted Refinancing Indebtedness shall have any scheduled amortization or scheduled payments of principal prior to the date that is six months after the Extended Term Loan Maturity Date (it being understood that change of control or asset sale or other mandatory prepayment provisions shall not constitute scheduled amortization or scheduled payments of principal for purposes of this clause (C)) and (D)

5

if such Indebtedness is secured by any Liens on the Collateral, such Liens shall be on a second priority basis to the Liens securing the Obligations, subject to terms of an Intercreditor Agreement and (iii) Guarantee Obligations of any Loan Party in respect of any Permitted Second Lien Indebtedness or any Permitted Refinancing Indebtedness.”

(q)           Section 8.3 of the Credit Agreement is amended by (i) replacing the period at the end of clause (q) thereof with “; and” and (ii) adding the following new clause (r) immediately after clause (q) thereof:

“(r)          Liens securing Permitted Second Lien Indebtedness and Liens securing Permitted Refinancing Indebtedness (and Liens securing any Guarantee Obligations, in each case, in respect thereof), subject to the terms of any applicable Intercreditor Agreement.”

(r)            Section 8.6(h) of the Credit Agreement is amended and restated in its entirety as follows:

“(h) [Intentionally omitted];”

(s)           Section 8.6(j) of the Credit Agreement is amended and restated in its entirety as follows:

“(j) [Intentionally omitted]”

(t)            Section 8.6 of the Credit Agreement is amended by (i) deleting the “and” at the end of clause (i) thereof, (ii) replacing the period at the end of clause (j) thereof with “; and” and (iii) adding the following new clause (k) immediately after clause (j) thereof:

“(k) the Borrower may pay cash dividends to Holdings with the proceeds of any Permitted Second Lien Indebtedness to permit Holdings to pay cash dividends on its Capital Stock.”

(u)           Section 8.9(a) of the Credit Agreement is amended by adding “or Section 8.2(p)” immediately after every occurrence of the words “Indebtedness incurred pursuant to Section 8.2(h)” therein.

(v)           Section 8.9(d) of the Credit Agreement is amended and restated in its entirety as follows:

“(d) designate any Indebtedness (other than obligations of the Loan Parties pursuant to the Loan Documents and the Second Lien Loan Documents) as “Designated Senior Debt” for the purposes of any Note Indenture or”

(w)          Section 8.9 of the Credit Agreement is amended by adding the following new clauses (e) and (f) immediately after clause (d) thereof:

“(e) except (i) with the proceeds of any Permitted Refinancing Indebtedness, (ii) with the proceeds of any Capital Stock issuances retained in accordance with Section

6

4.2(a), (iii) with Excess Cash Flow retained in accordance with Section 4.2(c) or (iv) via conversion of any Permitted Second Lien Indebtedness or Permitted Refinancing Indebtedness into Capital Stock of the Borrower, make any optional or voluntary payment, prepayment, repurchase or redemption of, or otherwise optionally or voluntarily defease or segregate funds with respect to, any Permitted Second Lien Indebtedness or Permitted Refinancing Indebtedness in respect thereof or (f) except as expressly permitted by the applicable Intercreditor Agreement, amend, modify or otherwise change any scheduled amortization or payments of principal in respect of any Permitted Second Lien Indebtedness or Permitted Refinancing Indebtedness in respect thereof.”

(x)            Section 8.13 of the Credit Agreement is amended by (i) deleting the “and” at the end of clause (h) thereof, (ii) replacing the period at the end of clause (i) thereof with “; and” and (iii) adding the following new clause (j) immediately after clause (i) thereof:

“(j) any Second Lien Loan Document”.

(y)           Section 8.14(i) of the Credit Agreement is amended and restated in its entirety as follows:

“(i) any restrictions existing under the Loan Documents and the Second Lien Loan Documents,”

(z)            Section 10 of the Credit Agreement is amended by adding the following new Section 10.13:

“10.13. Intercreditor Arrangements. With respect to the incurrence or issuance by the Loan Parties of any Indebtedness that is permitted to be secured by Liens pursuant to Section 8.3(r), each of the Lenders hereby authorizes and directs the Administrative Agent to enter into one or more Intercreditor Agreements on behalf of such Lender and agrees that the Administrative Agent in its various capacities thereunder may take such actions on its behalf as is contemplated by the terms of any such Intercreditor Agreements. With respect to any Intercreditor Agreement executed and delivered by the Administrative Agent in accordance with this Agreement, each Lender hereunder (a) agrees that it will be bound by and will take no actions contrary to the provisions of such Intercreditor Agreement, (b) authorizes and instructs the Administrative Agent to enter into such Intercreditor Agreement as agent and on behalf of such Lender and (c) agrees that the Administrative Agent may take such actions on behalf of such Lender as is contemplated by the terms of such Intercreditor Agreement.”

(aa)         Annex A to the Credit Agreement is amended and restated in its entirety as set forth in Annex I hereto.

(bb)         A new Exhibit J is added to the Credit Agreement in the form attached as Annex II hereto.

(cc)         A new Exhibit K is added to the Credit Agreement in the form attached as Annex III hereto.

7

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) on which the following conditions have been satisfied or waived:

(a)           the Administrative Agent shall have received executed signature pages hereto from the Required Lenders and each Loan Party;

(b)           the Administrative Agent shall have received a certificate duly executed by a Responsible Officer of the Borrower certifying that no Default or Event of Default shall have occurred and be continuing on the Fourth Amendment Effective Date after giving effect to this Amendment; and

(c)           the Borrower shall have paid all reasonable out-of-pocket expenses required to be paid in connection with the negotiation, execution and delivery of this Amendment in accordance with the terms of Section 11.5 of the Credit Agreement (to the extent invoiced prior to the date hereof).

By executing this Amendment, the Required Lenders hereby (i) consent to the payment of amendment fees in accordance with Section 3 hereof, (ii) agree that the Credit Agreement is deemed to be amended to make any modifications to the applicable payment, pro rata and sharing provisions of the Credit Agreement needed to permit the payment by the Borrower of amendment fees in accordance with Section 3 hereof and (iii) consent to the other amendments to the Credit Agreement set forth herein

SECTION 3. Amendment Fee. The Borrower agrees to pay promptly upon the Fourth Amendment becoming effective a non-refundable amendment fee payable on the Fourth Amendment Effective Date, for the account of each Lender that executes and delivers this Amendment prior to 5:00 P.M. on April 7, 2010, in an amount equal to 0.25% of the aggregate amount of the Commitments and Loans of each such Lender in effect or outstanding, as the case may be, on the Fourth Amendment Effective Date.

SECTION 4. Direction to Administrative Agent. The Required Lenders hereby authorize and direct the Administrative Agent to amend, supplement or otherwise modify any Security Documents as may be necessary or desirable (in the determination of the Administrative Agent) in connection with the execution, delivery and performance by the Administrative Agent of the Fourth Amendment and any Intercreditor Agreement.

SECTION 5. Representations and Warranties of the Borrower. The Borrower represents and warrants that, as of the Fourth Amendment Effective Date, after giving effect to the amendments set forth in this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects on such earlier date.

SECTION 6. Reference to and Effect on Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”,

8

“hereunder”, “hereof’ or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents, as amended hereby, to “the Credit Agreement”, “thereunder”, “thereof’ or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)           The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 7. Execution in Counterparts; Integration; Effectiveness.          This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. This Amendment and any agreements referred to herein constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Upon the effectiveness of this Amendment, this Amendment shall be binding upon and inure to the benefit of the parties hereto and, subject to and in accordance with Section 11.6 of the Credit Agreement, their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic transmission (i.e. a “pdf’ or “tif’) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 9. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Remainder of Page Intentionally Blank]

9

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ROUNDY’S SUPERMARKETS, INC.

By:	/s/ Darren W. Karst
Name:	Darren W. Karst
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment]

ROUNDY’S ACQUISITION CORP.

By:	/s/ Darren W. Karst
Name:	Darren W. Karst
Title:	Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment]

IRP, LLC

By:	/s/ Edward G. Kitz
Name:	Edward G. Kitz
Title:	Vice President and Secretary

I.T.A., INC.

By:	/s/ Edward G. Kitz
Name:	Edward G. Kitz
Title:	Vice President and Secretary

JONDEX CORP.

By:	/s/ Edward G. Kitz
Name:	Edward G. Kitz
Title:	Vice President and Secretary

KEE TRANS, INC.

By:	/s/ Edward G. Kitz
Name:	Edward G. Kitz
Title:	Vice President and Secretary

[Signature Page to Fourth Amendment]

MEGA MARTS, LLC

By:	/s/ Edward G. Kitz
Name:	Edward G. Kitz
Title:	Vice President and Secretary

RBF, LLC

By:	/s/ Edward G. Kitz
Name:	Edward G. Kitz
Title:	Vice President, Secretary and Treasurer

RBF HOLDINGS, INC.

By:	/s/ Edward G. Kitz
Name:	Edward G. Kitz
Title:	Vice President and Treasurer

ROUNDY’S ILLINOIS, LLC

By:	/s/ Edward G. Kitz
Name:	Edward G. Kitz
Title:	Vice President and Secretary

[Signature Page to Fourth Amendment]

SHOP-RITE, LLC

By:	/s/ Edward G. Kitz
Name:	Edward G. Kitz
Title:	Vice President and Secretary

ULTRA MART FOODS, LLC

By:	/s/ Edward G. Kitz
Name:	Edward G. Kitz
Title:	Vice President and Secretary

[Signature Page to Fourth Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Anthony W. Bartell
Name: Anthony W. Bartell
Title: Senior Vice President

[Signature Page to Fourth Amendment]

[Fall Creek CLO, Ltd.], as a Lender

By:	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Authorized Signor

[Signature Page to Fourth Amendment]

Eagle Creek CLO, Ltd., as a Lender

By:	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Authorized Signor

[Signature Page to Fourth Amendment]

Malibu CBNA Loan Funding LLC, as a Lender

By:	/s/ Adam Kaiser
Name: Adam Kaiser
Title: ATTORNEY-IN-FACT

[Signature Page to Fourth Amendment]

Airlie CLO 2006-I, Ltd., as a Lender
By Neuberger Berman Fixed Income LLC as collateral manager for the Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[Signature Page to Fourth Amendment]

Pacifica CDO II, LTD
Pacifica CDO III, LTD
Pacifica CDO IV, LTD
Pacifica CDO V, LTD
Pacifica CDO VI, LTD
Westwood CDO I, LTD
Westwood CDO II, LTD
Prospero CLO I, B.V.
Prospero CLO II, B.V.
Veritas CLO I, LTD
Veritas CLO II, LTD

as a Lender

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

[Signature Page to Fourth Amendment]

NORTHWOODS CAPITAL IV, LIMITED BY: ANGELO, GORDON & CO., L.P. AS COLLATERAL MANAGER	NORTHWOODS CAPITAL VII, LIMITED BY: ANGELO, GORDON & CO., L.P. AS COLLATERAL MANAGER

NORTHWOODS CAPITAL V, LIMITED BY: ANGELO, GORDON & CO., L.P. AS COLLATERAL MANAGER	NORTHWOODS CAPITAL VIII LIMITED BY: ANGELO, GORDON & CO., L.P., AS COLLATERAL MANAGER

NORTHWOODS CAPITAL VI, LIMITED BY: ANGELO, GORDON & CO., L.P. AS COLLATERAL MANAGER

as a Lender

	By:	/s/ Bruce Martin
		Name:	BRUCE MARTIN
		Title:	MANAGING DIRECTOR

[Signature Page to Fourth Amendment]

ANTARES FUNDING, L.P.

By:	The Bank of New York Trust Company, N.A., as Trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999, as a Lender

	By:	/s/ Paul Raj
	Name:	Paul Raj
	Title:	Vice President

[Signature Page to Fourth Amendment]

BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-II
BABSON MID-MARKET CLO LTD. 2007-II
BABSON LOAN OPPORTUNITY CLO, LTD.
OSPREY CDO 2006-I LTD.
By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Geoffrey Takacs
Name: GEOFFREY TAKACS
Title: Director

BILL & MELINDA GATES FOUNDATION TRUST
By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Geoffrey Takacs
Name: GEOFFREY TAKACS
Title: Director

BABSON CAPITAL LOAN PARTNERS I, L.P.
CASCADE INVESTMENT L.L.C.
HOLLY INVESTMENT CORPORATION
OLYMPIC PARK LTD.
SWISS CAPITAL PRO LOAN LIMITED
By:	Babson Capital Management LLC as Investment Manager

By:	/s/ Geoffrey Takacs
Name: GEOFFREY TAKACS
Title: Director

VINACASA CLO, LTD.
By:	Babson Capital Management LLC as Collateral Servicer

By:	/s/ Geoffrey Takacs
Name: GEOFFREY TAKACS
Title: Director

XELO VII LIMITED
By:	Babson Capital Management LLC as Sub-Advisor

By:	/s/ Geoffrey Takacs
Name: GEOFFREY TAKACS
Title: Director

NAVIGATOR CDO 2004, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
Name: John Campos
Title: Authorized Signatory

[Signature Page to Fourth Amendment]

NAVIGATOR CDO 2005, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
Name: John Campos
Title: Authorized Signatory

[Signature Page to Fourth Amendment]

NAVIGATOR CDO 2006, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
Name: John Campos
Title: Authorized Signatory

[Signature Page to Fourth Amendment]

Global Leveraged Capital Credit Opportunity Fund I By, Global Leveraged Capital Management, LLC, as a Lender

By:	/s/ Michael Ferris
Name: Michael Ferris
Title: Managing Director

[Signature Page to Fourth Amendment]

Ballantyne Funding LLC as a Lender

By:	/s/ Stacy Lai
Name: Stacy Lai
Title: Assistant Vice President

[Signature Page to Fourth Amendment]

Bank of America, N.A., as a Lender

By:	/s/ Mark A. Jacobson
Name: Mark A. Jacobson
Title: Vice President

[Signature Page to Fourth Amendment]

Gallatin Funding I, Ltd. By: UrsaMine Credit Advisors, LLC as its Collateral Manager,
as a Lender

By:	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: President & Portfolio Manager

[Signature Page to Fourth Amendment]

Grayston CLO II 2004 -1, LTD By: UrsaMine Credit Advisors, LLC as its Collateral Manager,
as a Lender

By:	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: President & Portfolio Manager

[Signature Page to Fourth Amendment]

Gallatin CLO II 2005 -1, LTD By: UrsaMine Credit Advisors, LLC as its Collateral Manager,
as a Lender

By:	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: President & Portfolio Manager

[Signature Page to Fourth Amendment]

Gallatin CLO III 2007-1, LTD As Assignee By: UrsaMine Credit Advisors, LLC as its Collateral Manager,
as a Lender

By:	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: President & Portfolio Manager

[Signature Page to Fourth Amendment]

BlackRock Floating Rate Income Trust
BlackRock Senior Income Series
BlackRock Senior Income Series II
BlackRock Senior Income Series IV
BlackRock Senior Income Series V Limited
Magnetite V CLO, Limited
Senior Loan Portfolio

as a Lender

By:	/s/ AnnMarie Smith
	Name:	AnnMarie Smith
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

Canyon Capital CDO 2002-1 Ltd., Canyon Capital CLO 2004-1 Ltd., and Canyon Capital CLO 2006-1 Ltd.

as Lenders

By:	/s/ Michael M. Leyland
	Name:	Michael M. Leyland
	Title:	Authorized Signatory

By:	Canyon Capital Advisors LLC, a Delaware limited liability company, their Collateral Manager.

[Signature Page to Fourth Amendment]

CIT CLO I LTD, as a Lender

By:	/s/ ROGER M. BURNS
	Name:	ROGER M. BURNS
	Title:	PRESIDENT CIT ASSET MANAGEMENT

[Signature Page to Fourth Amendment]

The CIT Group/Business Credit, Inc., as a Lender

By:	/s/ Alan Strauss
Name: Alan Strauss
Title: Vice President

[Signature Page to Fourth Amendment]

CITIBANK, N.A., as a Lender

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	[ILLEGIBLE]

[Signature Page to Fourth Amendment]

ColumbusNova CLO Ltd. 2006-I,
as a Lender

By:	/s/ David Felty
	Name:	David Felty
	Title:	Director

[Signature Page to Fourth Amendment]

ColumbusNova CLO Ltd. 2006-II,
as a Lender

By:	/s/ David Felty
	Name:	David Felty
	Title:	Director

[Signature Page to Fourth Amendment]

ColumbusNova CLO Ltd. 2007-I,
as a Lender

By:	/s/ David Felty
	Name:	David Felty
	Title:	Director

[Signature Page to Fourth Amendment]

COOPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH. as a Lender

By:	/s/ Peter Glawe
	Name:	Peter Glawe
	Title:	Vice President

By:	/s/ Brett Delfino
	Name:	Brett Delfino
	Title:	Executive Director

[Signature Page to Fourth Amendment]

Credit Suisse AG, Cayman Islands Branch, as a Lender

By:	/s/ Shaheen Malik
	Name:	Shaheen Malik
	Title:	Vice President

By:	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

[Signature Page to Fourth Amendment]

Hewett’s Island CLO III, Ltd.
By:	CypressTree Investment Management Company, LLC,
as Portfolio Manager
as a Lender

	By:	/s/ Martha Hadeler
Name: Martha Hadeler
Title: Sr. Portfolio Manager

[Signature Page to Fourth Amendment]

Hewett’s Island CLO IV, Ltd.
By:	CypressTree Investment Management Company, LLC,
as Portfolio Manager
as a Lender

	By	/s/ Robert Weeden
Name: Robert Weeden
Title: Sr. Portfolio Manager

[Signature Page to Fourth Amendment]

Hewett’s Island CLO V, Ltd.
By:	CypressTree Investment Management Company, LLC,
as Portfolio Manager
as a Lender

	By:	/s/ Robert Weeden
Name: Robert Weeden
Title: Sr. Portfolio Manager

[Signature Page to Fourth Amendment]

Hewett’s Island CLO VI, Ltd.
By:	CypressTree Investment Management Company, LLC,
as Portfolio Manager
as a Lender

	By:	/s/ Robert Weeden
Name: Robert Weeden
Title: Sr. Portfolio Manager

[Signature Page to Fourth Amendment]

[[ILLEGIBLE] III SENIOR LOAN TRUST BY:EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR],
as a Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment]

[Eaton Vance CDO VII PLC By: Eaton Vance Management as Interim Investment Advisor], as a Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment]

[Eaton Vance CDO VIII, Ltd.
By: Eaton Vance Management
As Investment Advisor],
as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to Fourth Amendment]

Eaton Vance CDO IX Ltd.
By: Eaton Vance Management
as Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to Fourth Amendment]

Eaton Vance CDO X PLC
By: Eaton Vance Management
As Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to Fourth Amendment]

EATON VANCE SENIOR
FLOATING-RATE TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR,
as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to Fourth Amendment]

EATON VANCE FLOATING-RATE
INCOME TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR,
as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to Fourth Amendment]

Eaton Vance Medallion
Floating-Rate Income Portfolio
By: Eaton Vance Management
As Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to Fourth Amendment]

EATON VANCE SENIOR INCOME TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR,
as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to Fourth Amendment]

EATON VANCE SHORT DURATION
DIVERSIFIED INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR,
as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to Fourth Amendment]

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR,
as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to Fourth Amendment]

EATON VANCE
LIMITED DURATION INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR,
as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to Fourth Amendment]

GRAYSON & CO
BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR,

as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to Fourth Amendment]

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research as Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to Fourth Amendment]

EATON VANCE VT FLOATING-RATE INCOME FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR,
as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to Fourth Amendment]

FARM CREDIT BANK OF TEXAS, as a Lender

By:	/s/ Luis M. H. Requejo
Name: Luis M. H. Requejo
Title: Director Capital Markets

[Signature Page to Fourth Amendment]

COA Caerus CLO Ltd, as a Lender

By: FS COA Management LLC, as Portfolio Manager

By:	/s/ John W. Fraser
Name: John Fraser
Title: Manager

Fraser Sullivan CLO I Ltd., as a Lender

By: Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/s/ John W. Fraser
Name: John Fraser
Title: Managing Partner

Fraser Sullivan CLO II Ltd., as a Lender

By: Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/s/ John W. Fraser
Name: John Fraser
Title: Managing Partner

Credit Opportunity Associates II, L.P., as a Lender

By: FSW Partners, LLC as Manager

By:	/s/ John W. Fraser
Name: John Fraser
Title: Manager

NCM FSIM 2008-1 LLC, as a Lender

By:	/s/ Sean Cheramie
Name: Sean Cheramie
Title: Authorized Signatory

[Signature Page to Fourth Amendment]

GULF STREAM-COMPASS CLO 2002-I, LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager
By:	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

GULF STREAM-COMPASS CLO 2003-I, LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager
By:	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

GULF STREAM-COMPASS CLO 2004-I, LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager
By:	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

GULF STREAM-COMPASS CLO 2005-II, LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager
By:	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

GULF STREAM-SEXTANT CLO 2006-I, LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager
By:	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

GULF STREAM-SEXTANT CLO 2007-I, LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager
By:	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

[Signature Page to Fourth Amendment]

GULF STREAM-COMPASS CLO 2007, LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager
By:	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

NEPTUNE FINANCE CCS, LTD.
By: Gulf Stream Asset Management LLC
As Collateral Manager
By:	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

[Signature Page to Fourth Amendment]

Harch CLO II Limited,
as a Lender

By:	/s/ Michael Lewitt
	Name:	Michael Lewitt
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

Harch CLO III Limited,
as a Lender

By:	/s/ Michael Lewitt
	Name:	Michael Lewitt
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

Signature Block:
Hartford Institutional Trust, on behalf of its Floating Rate Bank Loan Series
By:	Hartford Investment Management Company,
its Investment Manager

as a Lender

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

[Signature Page to Fourth Amendment]

The Hartford Mutual Funds, Inc., on behalf of The Hartford Floating Rate Fund
By Hartford Investment Management Company, its Sub-advisor
as a Lender

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

[Signature Page to Fourth Amendment]

Stedman Loan Fund II, LTD,
as a Lender

By:	/s/ Patrick M. Cook
	Name:	Patrick M. Cook
	Title:	Assistant Vice President

[Signature Page to Fourth Amendment]

Brentwood CLO Ltd. By: Highland Capital Management. L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner,
as a Lender

By:	/s/ Jason Post
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Signature Page to Fourth Amendment]

Loan Funding IV LLC By: Highland Capital Management, LP., As Collateral Manager By: Strand Advisors, Inc., Its General Partner,
as a Lender

By:	/s/ Jason Post
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Signature Page to Fourth Amendment]

Eastland CLO, Ltd. By: Highland Capital Management, LP., As Collateral Manager By: Strand Advisors, Inc., Its General Partner,
as a Lender

By:	/s/ Jason Post
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Signature Page to Fourth Amendment]

Gleneagles CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner,
as a Lender

By:	/s/ Jason Post
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Signature Page to Fourth Amendment]

Grayson CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner,
as a Lender

By:	/s/ JASON POST
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Signature Page to Fourth Amendment]

Greenbriar CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc. Its General Partner,
as a Lender

By:	/s/ JASON POST
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Signature Page to Fourth Amendment]

Jasper CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner,
as a Lender

By:	/s/ JASON POST
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Signature Page to Fourth Amendment]

Liberty CLO, Ltd. By: Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc., Its General Partner,
as a Lender

By:	/s/ JASON POST
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Signature Page to Fourth Amendment]

Loan Star State Trust By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its Investment Advisor,
as a Lender

By:	/s/ JASON POST
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Signature Page to Fourth Amendment]

Red River CLO Ltd. By: Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc., Its General Partner,
as a Lender

By:	/s/ JASON POST
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Signature Page to Fourth Amendment]

Rockwall CDO LTD. By: Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc., It’s General Partner,
as a Lender

By:	/s/ JASON POST
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Signature Page to Fourth Amendment]

Stratford CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner,
as a Lender

By:	/s/ JASON POST
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Signature Page to Fourth Amendment]

Loan Funding VII LLC By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner,
as a Lender

By:	/s/ JASON POST
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Signature Page to Fourth Amendment]

BACCHUS (U.S.) 2006-1 LTD. as a Lender

By:	/s/ Tom Hirschfeld
	Name:	Tom Hirschfeld
	Title:	COO

[Signature Page to Fourth Amendment]

ING Investment Trust Co. Plan for Employee Benefit Investment Funds - Senior Loan Fund

	/s/ Josh Mahon	[ ],
Name:	Josh Mahon	as a Lender
Title:	Assistant Vice President
By:
Name:
Title:

ING Investment Management CLO I, Ltd.		ING Investment Management CLO IV, LTD.
By: ING Investment Management Co. as its investment manager		By:	ING Alternative Asset Management LLC, as its investment advisor

	/s/ Josh Mahon		/s/ Josh Mahon
Name:	Josh Mahon	Name:	Josh Mahon
Title:	Assistant Vice President	Title:	Assistant Vice President

ING Investment Management CLO II, LTD.		ING Investment Management CLO V, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager	By:	ING Alternative Asset Management LLC, as its investment advisor

	/s/ Josh Mahon		/s/ Josh Mahon
Name:	Josh Mahon	Name:	Josh Mahon
Title:	Assistant Vice President	Title:	Assistant Vice President

ING Investment Management CLO III, LTD.		ING International (II) - Senior Bank Loans Euro
By:	ING Alternative Asset Management LLC,	By:	ING Investment Management Co.
as its investment manager		as its investment manager

	/s/ Josh Mahon		/s/ Josh Mahon
Name:	Josh Mahon	Name:	Josh Mahon
Title:	Assistant Vice President	Title:	Assistant Vice President

[Signature Page to Fourth Amendment]

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Anthony W. Bartell
	Name:	Anthony W. Bartell
	Title:	Senior Vice President

[Signature Page to Fourth Amendment]

KATONAH VII CLO LTD.,
as a Lender

By:	/s/ Daniel Gilligan
	Name:	DANIEL GILLIGAN
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

[Signature Page to Fourth Amendment]

KATONAH VIII CLO LTD.,
as a Lender

By:	/s/ Daniel Gilligan
	Name:	DANIEL GILLIGAN
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

[Signature Page to Fourth Amendment]

KATONAH IX CLO LTD.,
as a Lender

By:	/s/ Daniel Gilligan
	Name:	DANIEL GILLIGAN
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

[Signature Page to Fourth Amendment]

KATONAH X CLO LTD.,
as a Lender

By:	/s/ Daniel Gilligan
	Name:	DANIEL GILLIGAN
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

[Signature Page to Fourth Amendment]

KATONAH 2007-I CLO LTD.,
as a Lender

By:	/s/ Daniel Gilligan
	Name:	DANIEL GILLIGAN
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

[Signature Page to Fourth Amendment]

LCM I LIMITED PARTNERSHIP
By:	LCM Asset Management LLC
As Collateral Manager
as a Lender

By:	/s/ Sophie A. Venon
	Name:	LCM Asset Management LLC
	Title:	Sophie A. Venon

[Signature Page to Fourth Amendment]

LCM II LIMITED PARTNERSHIP
By:	LCM Asset Management LLC
As Collateral Manager
as a Lender

By:	/s/ Sophie A. Venon
	Name:	LCM Asset Management LLC
	Title:	Sophie A. Venon

[Signature Page to Fourth Amendment]

LCM III, Ltd.
By:	LCM Asset Management LLC
As Collateral Manager
as a Lender

By:	/s/ Sophie A. Venon
	Name:	LCM Asset Management LLC
	Title:	Sophie A. Venon

[Signature Page to Fourth Amendment]

LCM IV, Ltd.
By:	LCM Asset Management LLC
As Collateral Manager
as a Lender

By:	/s/ Sophie A. Venon
	Name:	LCM Asset Management LLC
	Title:	Sophie A. Venon

[Signature Page to Fourth Amendment]

LCM V, Ltd.
By:	LCM Asset Management LLC
As Collateral Manager
as a Lender

By:	/s/ Sophie A. Venon
	Name:	LCM Asset Management LLC
	Title:	Sophie A. Venon

[Signature Page to Fourth Amendment]

LCM VI, Ltd.
By:	LCM Asset Management LLC
As Collateral Manager
as a Lender

By:	/s/ Sophie A. Venon
	Name:	LCM Asset Management LLC
	Title:	Sophie A. Venon

[Signature Page to Fourth Amendment]

VENTURE II CDO 2002, LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

[Signature Page to Fourth Amendment]

VENTURE IV CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

[Signature Page to Fourth Amendment]

VENTURE V CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

[Signature Page to Fourth Amendment]

VENTURE VI CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

[Signature Page to Fourth Amendment]

VENTURE VII CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

[Signature Page to Fourth Amendment]

VENTURE VIII CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

[Signature Page to Fourth Amendment]

VENTURE IX CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

[Signature Page to Fourth Amendment]

VISTA LEVERAGED INCOME FUND By its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

[Signature Page to Fourth Amendment]

VEER CASH FLOW CLO, LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

[Signature Page to Fourth Amendment]

Morgan Stanley Prime Income Trust

By:	/s/ Robert Drobny
	Name:	ROBERT DROBNY
	Title:	Executive Director

[Signature Page to Fourth Amendment]

Confluent 3 Limited By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/s/ Robert Drobny
	Name:	ROBERT DROBNY
	Title:	Executive Director

[Signature Page to Fourth Amendment]

QUALCOMM Global Trading, Inc. By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/s/ Robert Drobny
	Name:	ROBERT DROBNY
	Title:	Executive Director

[Signature Page to Fourth Amendment]

Natixis, as a Lender

By:	/s/ Frank H. Madden, Jr.
Name: Frank H. Madden, Jr.
Title: Managing Director

By:	/s/ Christian Paragot-Rieutort 04/06/10
Name: Christian Paragot-Rieutort
Title: Associate Director

[Signature Page to Fourth Amendment]

Grand Central Asset Trust, LBAM Series, as a Lender

By:	/s/ Adam Jacobs
	Name:	Adam Jacobs
	Title:	Attorney-In-Fact

[Signature Page to Fourth Amendment]

LightPoint CLO 2004-1, Ltd., as a Lender By Neuberger Berman Fixed Income LLC as collateral manager for the Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

LightPoint CLO III, Ltd., as a Lender By Neuberger Berman Fixed Income LLC as collateral manager for the Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

LightPoint CLO IV, Ltd., as a Lender By Neuberger Berman Fixed Income LLC as collateral manager for the Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

LightPoint CLO V, Ltd.,
as a Lender
By Neuberger Berman Fixed Income LLC as
collateral manager for the Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[Signature Page to Fourth Amendment]

LightPoint CLO VIII, Ltd.,
as a Lender
By Neuberger Berman Fixed Income LLC as
collateral manager for the Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[Signature Page to Fourth Amendment]

New York Life Insurance Company		MainStay VP Floating Rate Portfolio, a series of MainStay VP Series Fund, Inc. By: New York Life Investment Management LLC

By:	/s/ Elizabeth A. Standbridge	By:	/s/ Elizabeth A. Standbridge
Name:	Elizabeth A. Standbridge	Name:	Elizabeth A. Standbridge
Title:	Corporate Vice President	Title:	Director

New York Life Insurance and Annuity Corporation By: New York Life Investment Management LLC, its Investment Manager		MainStay Floating Rate Fund, a series of Eclipse Funds Inc. By: New York Life Investment Management LLC

By:	/s/ Elizabeth A. Standbridge	By:	/s/ Elizabeth A. Standbridge
Name:	Elizabeth A. Standbridge	Name:	Elizabeth A. Standbridge
Title:	Director	Title:	Director

NYLIM Flatiron CLO 2003-1 Ltd By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact		Silverado CLO 2006-II Limited By: New York Life Investment Management LLC, as Portfolio Manager and Attorney-in-Fact

By:	/s/ Elizabeth A. Standbridge	By:	/s/ Elizabeth A. Standbridge
Name:	Elizabeth A. Standbridge	Name:	Elizabeth A. Standbridge
Title:	Director	Title:	Director

NYLIM Flatiron CLO 2004-1 Ltd By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:	/s/ Elizabeth A. Standbridge
Name:	Elizabeth A. Standbridge
Title:	Director

NYLIM Flatiron CLO 2005-1 Ltd. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:	/s/ Elizabeth A. Standbridge
Name:	Elizabeth A. Standbridge
Title:	Director

NYLIM Flatiron CLO 2006-1 Ltd. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:	/s/ Elizabeth A. Standbridge
Name:	Elizabeth A. Standbridge
Title:	Director

NYLIM Flatiron CLO 2007-1 Ltd. By: New York Life Investment Management LLC, as Portfolio Manager and Attorney-in-Fact

By:	/s/ Elizabeth A. Standbridge
Name:	Elizabeth A. Standbridge
Title:	Director

[Signature Page to Fourth Amendment]

Fairway Loan Funding Company
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to Fourth Amendment]

Loan Funding III (Delaware) LLC
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to Fourth Amendment]

Mayport CLO Ltd.
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to Fourth Amendment]

PACIFIC LIFE INSURANCE COMPANY,
as a Lender

By:	/s/ James P. Leasure
	Name:	James P. Leasure
	Title:	Assistant Vice President

By:	/s/ Peter S. Fiek
	Name:	Peter S. Fiek
	Title:	Assistant Secretary

[Signature Page to Fourth Amendment]

Waveland — INGOTS, LTD.
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to Fourth Amendment]

Southport CLO, Limited
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to Fourth Amendment]

PIMCO Cayman Bank Loan Fund
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to Fourth Amendment]

Portola CLO, Ltd.
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to Fourth Amendment]

Mars Associates Retirement Plan
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to Fourth Amendment]

Stichting Mars Pensioenfonds
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to Fourth Amendment]

PPM Grayhawk CLO, Inc.
as a Lender

By:	/s/ Chris Kappas
	Name:	Chris Kappas
	Title:	Managing Director

[Signature Page to Fourth Amendment]

PPM Monarch Bay Funding LLC, as a Lender

By:	/s/ Stacy Lai
	Name:	Stacy Lai
	Title:	Assistant Vice President

PPM Shadow Creek Funding LLC, as a Lender

By:	/s/ Stacy Lai
	Name:	Stacy Lai
	Title:	Assistant Vice President

SERVES 2006-1, Ltd.
as a Lender

By:	/s/ Chris Kappas
	Name:	Chris Kappas
	Title:	Managing Director

Dryden V – Leveraged Loan CDO 2003
By:	Prudential Investment Management, Inc., as
Collateral Manager
as a Lender

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[Signature Page to Fourth Amendment]

Dryden VII – Leveraged Loan CDO 2004
By:	Prudential Investment Management, Inc., as
Collateral Manager
as a Lender

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[Signature Page to Fourth Amendment]

Dryden VIII – Leveraged Loan CDO 2005
By:	Prudential Investment Management, Inc., as
Collateral Manager
as a Lender

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[Signature Page to Fourth Amendment]

Dryden XVI – Leveraged Loan CDO 2006
By: Prudential Investment Management, Inc., as
Collateral Manager
as a Lender

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[Signature Page to Fourth Amendment]

Dryden XVIII Leveraged Loan 2007 Ltd.
By: Prudential Investment Management, Inc., as
Collateral Manager
as a Lender

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[Signature Page to Fourth Amendment]

Symphony Credit Opportunities Fund, LTD.
By: Symphony Asset Management LLC,
as a Lender

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

[Signature Page to Fourth Amendment]

THE BANK OF NEW YORK MELLON,
as a Lender

By:	/s/ Philip Falivene
	Name:	Philip Falivene
	Title:	Managing Director

[Signature Page to Fourth Amendment]

The Sumitomo Trust and Banking Co., Ltd.,
New York Branch
as a Lender

By:	/s/ Frances E. Wynne
	Name:	Frances E. Wynne
	Title:	Senior Director

Roundy’s Supermarkets Inc.

[Signature Page to Fourth Amendment]

Trimaran CLO IV Ltd
By Trimaran Advisors, L.L.C.,
as a Lender

By:	/s/ Dominick J. Mazzitelli
	Name:	Dominick J. Mazzitelli
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Trimaran CLO V Ltd
By Trimaran Advisors, L.L.C.,
as a Lender

By:	/s/ Dominick J. Mazzitelli
	Name:	Dominick J. Mazzitelli
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Trimaran CLO VI Ltd
By Trimaran Advisors, L.L.C.,
as a Lender

By:	/s/ Dominick J. Mazzitelli
	Name:	Dominick J. Mazzitelli
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Trimaran CLO VII Ltd
By Trimaran Advisors, L.L.C.,
as a Lender

By:	/s/ Dominick J. Mazzitelli
	Name:	Dominick J. Mazzitelli
	Title:	Managing Director

[Signature Page to Fourth Amendment]

VAN KAMPEN
SENIOR LOAN FUND
By: Van Kampen Asset Management

By:	/s/ Robert Drobny
	Name:	Robert Drobny
	Title:	Executive Director

[Signature Page to Fourth Amendment]

VAN KAMPEN
SENIOR INCOME TRUST
By: Van Kampen Asset Management

By:	/s/ Robert Drobny
	Name:	Robert Drobny
	Title:	Executive Director

[Signature Page to Fourth Amendment]

Virginia Retirement System
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Fourth Amendment]

THE FOOTHILL GROUP, LLC,
as a Lender

By:	/s/ Jack Salehian
	Name:	Jack Salehian
	Title:	Director

[Signature Page to Fourth Amendment]

Archimedes Funding III LTD.,
as a Lender

By:	West Gate Horizons Advisors LLC
As Collateral Manager

By:	/s/ Cheryl A. Wasilewski
	Name:	Cheryl A. Wasilewski
	Title:	Senior Credit Analyst

[Signature Page to Fourth Amendment]

Archimedes Funding IV (Cayman) LTD.,
as a Lender

By:	West Gate Horizons Advisors LLC
As Collateral Manager

By:	/s/ Cheryl A. Wasilewski
	Name:	Cheryl A. Wasilewski
	Title:	Senior Credit Analyst

[Signature Page to Fourth Amendment]

Endurance CLO I, LTD.,
as a Lender

By:	West Gate Horizons Advisors LLC
As Portfolio Manager

By:	/s/ Cheryl A. Wasilewski
	Name:	Cheryl A. Wasilewski
	Title:	Senior Credit Analyst

[Signature Page to Fourth Amendment]

Ocean Trails CLO I,
as a Lender

By:	West Gate Horizons Advisors LLC
as Collateral Manager

By:	/s/ Cheryl A. Wasilewski
	Name:	Cheryl A. Wasilewski
	Title:	Senior Credit Analyst

[Signature Page to Fourth Amendment]

Ocean Trails CLO II,
as a Lender

By:	West Gate Horizons Advisors LLC
as Investment Manager

By:	/s/ Cheryl A. Wasilewski
	Name:	Cheryl A. Wasilewski
	Title:	Senior Credit Analyst

[Signature Page to Fourth Amendment]

WG Horizons CLO I,
as a Lender

By:	West Gate Horizons Advisors LLC,
as Manager

By:	/s/ Cheryl A. Wasilewski
	Name:	Cheryl A. Wasilewski
	Title:	Senior Credit Analyst

[Signature Page to Fourth Amendment]

Annex I to

Fourth Amendment to the Credit Agreement

Annex A

PRICING GRID FOR TERM LOANS,
REVOLVING LOANS AND SWINGLINE LOANS

	Revolving Loans and Swingline Loans		Term Loans
Pricing Level	Applicable Margin for Eurodollar Loans	Applicable Margin for Base Rate Loans	Applicable Margin for Eurodollar Loans	Applicable Margin for Base Rate Loans
I	3.75%	2.75%	3.50%	2.50%
II	3.50%	2.50%	3.25%	2.25%
III	3.25%	2.25%	3.00%	2.00%
IV	3.00%	2.00%	2.75%	1.75%

The Applicable Margin for Term Loans, Revolving Loans and Swingline Loans shall be adjusted, on and after the first Adjustment Date (as defined below) occurring after the Fourth Amendment Effective Date, based on changes in the Consolidated Senior Secured Leverage Ratio, with such adjustments to become effective on the date (the “Adjustment Date”) that is three Business Days after the date on which the relevant financial statements are delivered to the Lenders pursuant to Section 7.1 and to remain in effect until the next adjustment to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified in Section 7.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the Pricing Grid shall apply. On each Adjustment Date, the Applicable Margin for Term Loans, Revolving Loans and Swingline Loans shall be adjusted to be equal to the Applicable Margins opposite the Pricing Level determined to exist on such Adjustment Date from the financial statements relating to such Adjustment Date.

As used herein, the following rules shall govern the determination of Pricing Levels on each Adjustment Date:

“Pricing Level I” shall exist on an Adjustment Date if the Consolidated Senior Secured Leverage Ratio for the relevant period is greater than 3.00 to 1.00.

“Pricing Level II” shall exist on an Adjustment Date if the Consolidated Senior Secured Leverage Ratio for the relevant period is less than or equal to 3.00 to 1.00 but greater than 2.50 to 1.00.

“Pricing Level III” shall exist on an Adjustment Date if the Consolidated Senior Secured Leverage Ratio for the relevant period is less than or equal to 2.50 to 1.00 but greater than 2.00 to 1.00.

“Pricing Level IV” shall exist on an Adjustment Date if the Consolidated Senior Secured Leverage Ratio for the relevant period is less than or equal to 2.00 to 1.00.

Annex II to
Fourth Amendment to the Credit Agreement

EXHIBIT J TO THE CREDIT AGREEMENT
FORM OF INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT

Intercreditor Agreement (this “Agreement”), dated as of April    , 2010, among JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent (in such capacity, with its successors and assigns, and as more specifically defined below, the “First Priority Representative”) for the First Priority Secured Parties (as defined below), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent and collateral agent (in such capacity, with its successors and assigns, and as more specifically defined below, the “Second Priority Representative”) for the Second Priority Secured Parties (as defined below), ROUNDY’S SUPERMARKETS, INC. (the “Borrower”) and each of the other Loan Parties (as defined below) party hereto.

WHEREAS, the Borrower, the First Priority Representative and certain financial institutions and other entities are parties to the Amended and Restated Credit Agreement, dated as November 3, 2005, as amended by the First Amendment to the Amended and Restated Credit Agreement, dated as of June 7, 2006, the Second Amendment to the Amended and Restated Credit Agreement, dated as of January 29, 2007 and the Third Amendment to the Amended and Restated Credit Agreement, dated as of October 30, 2009, as such agreement may be further amended, restated, waived, restructured, renewed, extended or otherwise modified from time to time (the “Existing First Priority Agreement”), pursuant to which such financial institutions and other entities have agreed to make loans and extend other financial accommodations to the Borrower; and

WHEREAS, the Borrower, the Second Priority Representative and certain financial institutions and other entities are parties to the Credit Agreement, dated as of the date hereof, as such agreement may be amended, restated, waived, restructured, renewed, extended or otherwise modified from time to time. (the “Existing Second Priority Agreement”), pursuant to which such financial institutions and other entities have agreed to make loans to the Borrower; and

WHEREAS, the Borrower and the other Loan Parties have granted to the First Priority Representative security interests in the Common Collateral as security for payment and performance of the First Priority Obligations; and

WHEREAS, the Borrower and the other Loan Parties have granted to the Second Priority Representative junior security interests in the Common Collateral as security for payment and performance of the Second Priority Obligations; and

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which are expressly recognized by all of the parties hereto, the parties agree as follows:

SECTION 1.  Definitions.

1.1.          Defined Terms. The following terms, as used herein, have the following meanings:

“Additional First Priority Agreement” means any agreement permitted to be designated as such by the First Priority Agreement and the Second Priority Agreement.

“Additional Second Priority Agreement” means any agreement permitted to be designated as such by the First Priority Agreement and the Second Priority Agreement.

“Agreement” has the meaning set forth in the introductory paragraph hereof.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Borrower” has the meaning set forth in the introductory paragraph hereof.

“Cap Amount” means, at any time, (a) $1,000,000,000 minus (b) the aggregate sum of mandatory prepayments in connection with any Asset Sales (as such term is defined in the First Lien Credit Agreement).

“Cash Management Obligations” means, with respect to any Loan Party, any obligations of such Loan Party owed to any First Priority Secured Party (or any of its affiliates) in respect of overdrafts and related liabilities or arising from treasury, depositary or other cash management services in connection with any automated-clearing-house transfers of funds, in each case to the extent that such obligations constitute “Secured Obligations” under and as defined in the First Priority Security Documents.

“Common Collateral” means all assets that are both First Priority Collateral and Second Priority Collateral.

“Comparable Second Priority Security Document” means, in relation to any Common Collateral subject to any First Priority Security Document, that Second Priority Security Document that creates a security interest in the same Common Collateral, granted by the same Loan Party, as applicable.

“DIP Financing” has the meaning set forth in Section 5.2.

“Enforcement Action” means, with respect to the First Priority Obligations or the Second Priority Obligations, the exercise of any rights and remedies with respect to any Common Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies with respect to the Common Collateral under, as applicable, the First Priority Documents or the Second Priority Documents, or applicable law, including without limitation the exercise of any rights of set-off or recoupment with respect to the Common Collateral, and the exercise of any rights or remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction or under the Bankruptcy Code.

“Existing First Priority Agreement” has the meaning set forth in the first WHEREAS clause of this Agreement.

“Existing Second Priority Agreement” has the meaning set forth in the second WHEREAS clause of this Agreement.

“First Priority Agreement” means the collective reference to (a) the Existing First Priority Agreement, (b) any Additional First Priority Agreement and (c) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, increase, renew, refund, replace (whether upon or after termination or otherwise) or refinance (including by means of sales of debt securities to institutional investors) in whole or in part from time to time the indebtedness and other obligations outstanding under the Existing First Priority Agreement, any Additional First Priority Agreement or any other agreement or instrument referred to in this clause (c) unless such agreement or instrument expressly provides that it is not intended to be and is not a First Priority Agreement hereunder (a “Replacement First Priority Agreement”). Any reference to the First Priority Agreement hereunder shall be deemed a reference to any First Priority Agreement then extant.

2

“First Priority Collateral” means all assets, whether now owned or hereafter acquired by the Borrower or any other Loan Party, in which a Lien is granted or purported to be granted to any First Priority Secured Party as security for any First Priority Obligation.

“First Priority Creditors” means the “Lenders” as defined in the First Priority Agreement, or any Persons that are designated under the First Priority Agreement as the “First Priority Creditors” for purposes of this Agreement.

“First Priority Documents” means the First Priority Agreement, each First Priority Security Document and each First Priority Guarantee.

“First Priority Guarantee” means any guarantee by any Loan Party of any or all of the First Priority Obligations.

“First Priority Lien” means any Lien created by the First Priority Security Documents.

“First Priority Obligations” means (a) with respect to the Existing First Priority Agreement, all “Obligations” of each Loan Party as defined in the “Guarantee and Collateral Agreement” referred to in the First Priority Agreement and (b) with respect to each other First Priority Agreement, (i) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all loans made or other indebtedness issued or incurred pursuant to the First Priority Agreement, (ii) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Interest) with respect to any letter of credit or similar instruments issued pursuant to the First Priority Agreement, (iii) all Hedging Obligations, (iv) all Cash Management Obligations and (v) all guarantee obligations, fees, expenses and other amounts payable from time to time pursuant to the First Priority Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding; provided that the amount of First Lien Obligations in respect of the repayment or prepayment of loans and the reimbursement of drawings under or cash collateralization of letters of credit, plus the principal amount of any unused commitments under the First Priority Agreement, shall not exceed the Cap Amount at any time. To the extent any payment with respect to any First Priority Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Second Priority Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Priority Secured Parties and the Second Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“First Priority Obligations Payment Date” means the first date on which (a) the First Priority Obligations (other than those that constitute Unasserted Contingent Obligations) have been paid in full (or cash collateralized or defeased in accordance with the terms of the First Priority Documents), (b) all commitments to extend credit under the First Priority Documents have been terminated, (c) there are no outstanding letters of credit or similar instruments issued under the First Priority Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the First Priority Documents), and (d) the First Priority Representative has delivered a written notice to the Second Priority Representative stating that the events described in clauses (a), (b) and (c) have occurred to the satisfaction of the First Priority Secured Parties, which notice shall be delivered by the First Priority Representative promptly after the occurrence of the events described in clauses (a), (b) and (c).

3

“First Priority Representative” has the meaning set forth in the introductory paragraph hereof. In the case of any Replacement First Priority Agreement, the First Priority Representative shall be the Person identified as such in such Agreement.

“First Priority Secured Parties” means the First Priority Representative, the First Priority Creditors and any other holders of the First Priority Obligations.

“First Priority Security Documents” means the “Security Documents” as defined in the First Priority Agreement, and any other documents that are designated under the First Priority Agreement as “First Priority Security Documents” for purposes of this Agreement.

“Hedging Obligations” means, with respect to any Loan Party, any obligations of such Loan Party owed to any First Priority Creditor (or any of its affiliates) in respect of any commodity, interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option with respect to any such transaction, in each case to the extent that such obligations constitute “Secured Obligations” under and as defined in the First Priority Security Documents; provided, however, that the term “Hedging Obligations” shall not include any such obligations in respect of any such agreements relating to commodities used in the business of the Loan Parties entered into in the ordinary course.

“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

“Loan Party” means the Borrower and each direct or indirect subsidiary, affiliate or shareholder (or equivalent) of the Borrower or any of its affiliates that is now or hereafter becomes a party to any First Priority Document or Second Priority Document. All references in this Agreement to any Loan Party shall include such Loan Party as a debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding.

“Person” means any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

“Post-Petition Interest” means any interest or entitlement to fees or expenses or other charges that accrues after the commencement of any Insolvency Proceeding with respect to any Loan Party, whether or not allowed or allowable in any such Insolvency Proceeding.

“Replacement First Priority Agreement” has the meaning set forth in the definition of “First Priority Agreement”.

“Second Priority Agreement” means the collective reference to (a) the Existing Second Priority Agreement, (b) any Additional Second Priority Agreement and (c) any other credit agreement, loan

4

agreement, note agreement, promissory note, indenture, or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, increase, renew, refund, replace (whether upon or after termination or otherwise) or refinance (including by means of sales of debt securities to institutional investors) in whole or in part from time to time the indebtedness and other obligations outstanding under the Existing Second Priority Agreement, any Additional Second Priority Agreement or any other agreement or instrument referred to in this clause (c). Any reference to the Second Priority Agreement hereunder shall be deemed a reference to any Second Priority Agreement then extant.

“Second Priority Collateral” means all assets, whether now owned or hereafter acquired by the Borrower or any other Loan Party, in which a Lien is granted or purported to be granted to any Second Priority Secured Party as security for any Second Priority Obligation.

“Second Priority Creditors” means the “[Lenders]” as defined in the Second Priority Agreement, or any Persons that are designated under the Second Priority Agreement as the “Second Priority Creditors” for purposes of this Agreement.

“Second Priority Documents” means each Second Priority Agreement, each Second Priority Security Document and each Second Priority Guarantee.

“Second Priority Guarantee” means any guarantee by any Loan Party of any or all of the Second Priority Obligations.

“Second Priority Lien” means any Lien created by the Second Priority Security Documents.

“Second Priority Obligations” means (a) with respect to the Existing Second Priority Agreement, all “Obligations” of each Loan Party as defined in the “Guarantee and Collateral Agreement” referred to in the Second Priority Agreement and (b) with respect to each other Second Priority Agreement, (i) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all indebtedness under the Second Priority Agreement, and (ii) all guarantee obligations, fees, expenses and other amounts payable from time to time pursuant to the Second Priority Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any Second Priority Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any First Priority Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Priority Secured Parties and the Second Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Second Priority Representative” has the meaning set forth in the introductory paragraph hereof, but shall also include any Person identified as a “Second Priority Representative” in any Second Priority Agreement other than the Existing Second Priority Agreement.

“Second Priority Secured Party” means the Second Priority Representative, the Second Priority Creditors and any other holders of the Second Priority Obligations.

5

“Second Priority Security Documents” means the “[Security Documents]” as defined in the Second Priority Agreement and any documents that are designated under the Second Priority Agreement as “Second Priority Security Documents” for purposes of this Agreement.

“Secured Parties” means the First Priority Secured Parties and the Second Priority Secured Parties.

“Unasserted Contingent Obligations” shall mean, at any time, First Priority Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (a) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any First Priority Obligation and (b) contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of First Priority Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

1.2           Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors or permitted assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Sections shall be construed to refer to Sections of this Agreement and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2.  Lien Priorities.

2.1           Subordination of Liens. (a) Any and all Liens now existing or hereafter created or arising in favor of any Second Priority Secured Party securing the Second Priority Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of the First Priority Secured Parties securing the First Priority Obligations, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Second Priority Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the Uniform Commercial Code or any applicable law or any First Priority Document or Second Priority Document or any other circumstance whatsoever and (iii) the fact that any such Liens in favor of any First Priority Secured Party securing any of the First Priority

6

Obligations are (x) subordinated to any Lien securing any obligation of any Loan Party other than the Second Priority Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed. The subordination of the Liens of the Second Priority Secured Parties in and to the Common Collateral in favor of the First Priority Secured Parties provided for herein shall not be deemed to (1) subordinate the Liens of the Second Priority Secured Parties to the Liens of any other Person (including, solely with respect to any portion of the First Priority Obligations in excess of the Cap Amount, the First Priority Secured Parties), (2) subordinate the Second Priority Obligations to any other indebtedness of the Borrower or any other Loan Party, including the First Priority Obligations or (3) prevent the Second Priority Representative from taking all such actions as it shall deem necessary to continue the perfection of the Second Priority Liens on any Second Priority Collateral.

(b)  No First Priority Secured Party or Second Priority Secured Party shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding with respect to any Loan Party), the validity, extent, perfection, priority or enforceability of any security interest in the Common Collateral granted to the other. Notwithstanding any failure by any First Priority Secured Party or Second Priority Secured Party to perfect its security interests in the Common Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Common Collateral granted to the First Priority Secured Parties or the Second Priority Secured parties, the priority and rights as between the First Priority Secured Parties and the Second Priority Secured Parties with respect to the Common Collateral shall be as set forth herein.

2.2           Nature of First Priority Obligations. The Second Priority Representative on behalf of itself and the other Second Priority Secured Parties acknowledges that a portion of the First Priority Obligations represents debt that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the First Priority Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the First Priority Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Second Priority Secured Parties and without affecting the provisions hereof. The lien priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the First Priority Obligations or the Second Priority Obligations, or any portion thereof.

2.3           Agreements Regarding Actions to Perfect Liens. (a) The Second Priority Representative on behalf of itself and the other Second Priority Secured Parties agrees that UCC-1 financing statements, patent, trademark or copyright filings or other filings or recordings filed or recorded by or on behalf of the Second Priority Representative shall be in form reasonably satisfactory to the First Priority Representative.

(b)  The Second Priority Representative agrees on behalf of itself and the other Second Priority Secured Parties that all mortgages, deeds of trust, deeds and similar instruments (collectively, “mortgages”) now or hereafter filed against real property in favor of or for the benefit of the Second Priority Representative and the other Second Priority Secured Parties shall be in form reasonably satisfactory to the First Priority Representative and shall contain the following notation: “The lien created by this mortgage on the property described herein is junior and subordinate to the lien on such property created by any mortgage, deed of trust or similar instrument now or hereafter granted to the First Priority Representative, and its successors and assigns, in such property, in accordance with the provisions of the

7

Intercreditor Agreement dated as of April    , 2010 among JPMorgan Chase Bank, N.A., as First Priority Representative, Credit Suisse AG, Cayman Islands Branch, as Second Priority Representative, Roundy’s Supermarkets, Inc., as the Borrower, and the other Loan Parties referred to therein, as amended from time to time.”

(c)  The First Priority Representative hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the Uniform Commercial Code) over Common Collateral pursuant to the First Priority Security Documents, such possession or control is also for the benefit of, and the First Priority Representative or such third party holds such possession or control as bailee and agent for, the Second Priority Representative and the other Second Priority Secured Parties solely to the extent required to perfect their security interest in such Common Collateral (such bailment and agency for perfection being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code). Nothing in the preceding sentence shall be construed to impose any duty on the First Priority Representative (or any third party acting on its behalf) with respect to such Common Collateral or provide the Second Priority Representative or any other Second Priority Secured Party with any rights with respect to such Common Collateral beyond those specified in this Agreement and the Second Priority Security Documents, provided that promptly upon the occurrence of the First Priority Obligations Payment Date, the First Priority Representative shall (i) deliver to the Second Priority Representative, at the Borrower’s sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the Second Priority Documents or (ii) direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs, and provided, further, that the provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Priority Secured Parties and the Second Priority Secured Parties and shall not impose on the First Priority Secured Parties any obligations in respect of the disposition of any Common Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.

2.4           No New Liens. So long as the First Priority Obligations Payment Date has not occurred, the parties hereto agree that (a) there shall be no Lien, and no Loan Party shall have any right to create any Lien, on any assets of any Loan Party securing any Second Priority Obligation if these same assets are not subject to, and do not become subject to, a Lien securing the First Priority Obligations and (b) if any Second Priority Secured Party shall acquire or hold any Lien on any assets of any Loan Party securing any Second Priority Obligation which assets are not also subject to the first-priority Lien of the First Priority Representative under the First Priority Documents, then the Second Priority Representative, upon demand by the First Priority Representative, will without the need for any further consent of any other Second Priority Secured Party, notwithstanding anything to the contrary in any other Second Priority Document either (i) release such Lien or (ii) assign it to the First Priority Representative as security for the First Priority Obligations (in which case the Second Priority Representative may retain a junior lien on such assets subject to the terms hereof). To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First Priority Secured Parties, the Second Priority Representative and the other Second Priority Secured Parties agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.4 shall be subject to Section 4.1.

8

SECTION 3.  Enforcement Rights.

3.1           Exclusive Enforcement. Until the First Priority Obligations Payment Date has occurred, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, the First Priority Secured Parties shall have the exclusive right to take and continue any Enforcement Action with respect to the Common Collateral, without any consultation with or consent of any Second Priority Secured Party, but subject to the provisos set forth in Sections 3.2 and 5.1 and provided that the respective interests of the Second Priority Secured Parties attach to the proceeds thereof, subject to the relative priorities described in Section 2.02. Upon the occurrence and during the continuance of a default or an event of default under the First Priority Documents, the First Priority Representative and the other First Priority Secured Parties may take and continue any Enforcement Action with respect to the First Priority Obligations and the Common Collateral in such order and manner as they may determine in their sole discretion.

3.2           Standstill and Waivers. The Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, agrees that, until the First Priority Obligations Payment Date has occurred, subject to the proviso set forth in Section 5.1:

(a)  they will not take or cause to be taken any Enforcement Action;

(b)  they will not take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any Second Priority Obligation pari passu with or senior to, or to give any Second Priority Secured Party any preference or priority relative to, the Liens with respect to the First Priority Obligations or the First Priority Secured Parties with respect to any of the Common Collateral;

(c)  they will not contest, oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding with respect to any Loan Party) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Common Collateral by any First Priority Secured Party or any other Enforcement Action taken (or any forbearance from taking any Enforcement Action) by or on behalf of any First Priority Secured Party;

(d)  they have no right to (i) direct either the First Priority Representative or any other First Priority Secured Party to exercise any right, remedy or power with respect to the Common Collateral or pursuant to the First Priority Security Documents or (ii) consent or object to the exercise by the First Priority Representative or any other First Priority Secured Party of any right, remedy or power with respect to the Common Collateral or pursuant to the First Priority Security Documents or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (d), whether as a junior lien creditor or otherwise, they hereby irrevocably waive such right);

(e)  they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any First Priority Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and no First Priority Secured Party shall be liable for, any action taken or omitted to be taken by any First Priority Secured Party with respect to the Common Collateral or pursuant to the First Priority Documents; and

9

(f)  they will not seek, and hereby waive any right, to have the Common Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Common Collateral.

provided that, notwithstanding the foregoing, any Second Priority Secured Party may exercise its rights and remedies in respect of the Common Collateral under the Second Priority Security Documents or applicable law after the passage of a period of 180 days (the “Standstill Period”) from the date of delivery of a notice in writing to the First Priority Representative of the occurrence of an “Event of Default” under and as defined in the Second Priority Agreement; provided, further, however, that, notwithstanding the foregoing, in no event shall any Second Priority Secured Party exercise or continue to exercise any such rights or remedies if, notwithstanding the expiration of the Standstill Period, any First Priority Secured Party shall have commenced and be diligently pursuing the exercise of any of its rights and remedies with respect to a material portion of the Common Collateral (prompt notice of such exercise to be given to the Second Priority Representative), or the First Priority Representative or any other First Priority Secured Party shall have sought or requested relief from or modification of the automatic stay in connection with an Insolvency Proceeding in respect of any Loan Party to enable the commencement and pursuit thereof; and provided, further, that in any Insolvency Proceeding commenced by or against any Loan Party, the Second Priority Representative and the Second Priority Secured Parties may take any action expressly permitted by Section 5.

3.3           Judgment Creditors. In the event that any Second Priority Secured Party becomes a judgment lien creditor in respect of any Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Priority Liens and the First Priority Obligations) to the same extent as all other Liens securing the Second Priority Obligations are subject to the terms of this Agreement.

3.4           Cooperation. The Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, agrees that each of them shall take such actions as the First Priority Representative shall reasonably request in connection with the exercise by the First Priority Secured Parties of their rights set forth herein. Upon the First Priority Obligations Payment Date, the First Priority Representative agrees to promptly execute and deliver all further instruments and documents, and take all other actions necessary, or that the Second Priority Representative may reasonably request, at the expense of the Loan Parties, to evidence the termination of the lien priority set forth in Section 2.1, or in furtherance thereof.

3.5           No Additional Rights For the Loan Parties Hereunder. Except as provided in Section 3.6, if any First Priority Secured Party or Second Priority Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, no Loan Party shall be entitled to use such violation as a defense to any action by any First Priority Secured Party or Second Priority Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any First Priority Secured Party or Second Priority Secured Party.

3.6           Actions Upon Breach. (a) If any Second Priority Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Loan Party or the Common Collateral, such Loan Party, with the prior written consent of the First Priority Secured Representative, may interpose as a defense or dilatory plea the making of this Agreement, and any First Priority Secured Party may intervene and interpose such defense or plea in its or their name or in the name of such Loan Party.

10

(b)  Should any Second Priority Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any First Priority Secured Party (in its own name or in the name of the relevant Loan Party) or the relevant Loan Party may obtain relief against such Second Priority Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Second Priority Representative on behalf of each Second Priority Secured Party that (i) the First Priority Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Priority Secured Party waives any defense that the Loan Parties and/or the First Priority Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages.

3.7           Option to Purchase. (a) The First Priority Representative agrees that it will give the Second Priority Representative written notice (the “Enforcement Notice”) within five business days after commencing any Enforcement Action with respect to Common Collateral (which notice shall be effective for all Enforcement Actions taken after the date of such notice so long as the First Priority Representative is diligently pursuing in good faith the exercise of its default or enforcement rights or remedies against, or diligently attempting in good faith to vacate any stay of enforcement rights of its senior Liens on a material portion of the Common Collateral, including, without limitation, all Enforcement Actions identified in such notice). Any Second Priority Secured Party shall have the option, by irrevocable written notice (the “Purchase Notice”) delivered by the Second Priority Representative to the First Priority Representative no later than thirty days after receipt by the Second Priority Representative of the Enforcement Notice, to purchase all of the First Priority Obligations from the First Priority Secured Parties. If the Second Priority Representative so delivers the Purchase Notice, the First Priority Representative shall terminate any existing Enforcement Actions and shall not take any further Enforcement Actions, provided, that the Purchase (as defined below) shall have been consummated on the date specified in the Purchase Notice in accordance with this Section 3.7.

(b)  On the date specified by the Second Priority Representative in the Purchase Notice (which shall be a business day not less than five business days, nor more than ten business days, after receipt by the First Priority Representative of the Purchase Notice, the First Priority Secured Parties shall, subject to any required approval of any court or other governmental authority then in effect, sell to the Second Priority Secured Parties electing to purchase pursuant to Section 3.7(a) (the “Purchasing Parties”), and the Purchasing Parties shall purchase (the “Purchase”) from the First Priority Secured Parties, the First Priority Obligations; provided, that the First Priority Obligations purchased shall not include any rights of First Priority Secured Parties with respect to indemnification and other obligations of the Loan Parties under the First Priority Documents that are expressly stated to survive the termination of the First Priority Documents (the “Surviving Obligations”).

(c)  Without limiting the obligations of the Loan Parties under the First Priority Documents to the First Priority Secured Parties with respect to the Surviving Obligations (which shall not be transferred in connection with the Purchase), on the date of the Purchase, the Purchasing Parties shall (i) pay to the First Priority Secured Parties as the purchase price (the “Purchase Price”) therefor the full amount of all First Priority Obligations then outstanding and unpaid (including principal, interest, fees, breakage costs, attorneys’ fees and expenses, and, in the case of any Hedging Obligations, the amount that would be payable by the relevant Loan Party thereunder if it were to terminate such Hedging Obligations on the date of the Purchase or, if not terminated, an amount determined by the relevant First Priority Secured Party to be necessary to collateralize its credit risk arising out of such Hedging Obligations, (ii) furnish

11

cash collateral (the “Cash Collateral”) to the First Priority Secured Parties in such amounts as the relevant First Priority Secured Parties determine is reasonably necessary to secure such First Priority Secured Parties in connection with any outstanding letters of credit (not to exceed 105% of the aggregate undrawn face amount of such letters of credit) and (iii) agree to reimburse the First Priority Secured Parties for any loss, cost, damage or expense (including attorneys’ fees and expenses) in connection with any fees, costs or expenses related to any checks or other payments provisionally credited to the First Priority Obligations and/or as to which the First Priority Secured Parties have not yet received final payment, provided that, in no event shall any Purchasing Party have any liability for such amounts in excess of proceeds of Common Collateral received by the Purchasing Parties.

(d)  The Purchase Price and Cash Collateral shall be remitted by wire transfer in immediately available funds to such account of the First Priority Representative as it shall designate to the Purchasing Parties. The First Priority Representative shall, promptly following its receipt thereof, distribute the amounts received by it in respect of the Purchase Price to the First Priority Secured Parties in accordance with the First Priority Agreement. Interest shall be calculated to but excluding the day on which the Purchase occurs if the amounts so paid by the Purchasing Parties to the account designated by the First Priority Representative are received in such account prior to 12:00 Noon, New York City time, and interest shall be calculated to and including such day if the amounts so paid by the Purchasing Parties to the account designated by the First Priority Representative are received in such account later than 12:00 Noon, New York City time.

(e)  The Purchase shall be made without representation or warranty of any kind by the First Priority Secured Parties as to the First Priority Obligations, the Common Collateral or otherwise and without recourse to the First Priority Secured Parties, except that the First Priority Secured Parties shall represent and warrant: (i) the amount of the First Priority Obligations being purchased, (ii) that the First Priority Secured Parties own the First Priority Obligations free and clear of any liens or encumbrances and (iii) that the First Priority Secured Parties have the right to assign the First Priority Obligations and the assignment is duly authorized.

12

SECTION 4.  Application of Proceeds of Common Collateral; Dispositions and Releases of Common Collateral; Inspection and Insurance.

4.1           Application of Proceeds; Turnover Provisions. All proceeds of Common Collateral (including without limitation any interest earned thereon) resulting from the sale, collection or other disposition of Common Collateral in connection with an Enforcement Action, whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows: first to the First Priority Representative for application to the First Priority Obligations in accordance with the terms of the First Priority Documents, until the First Priority Obligations Payment Date has occurred, second, to the Second Priority Representative for application in accordance with the Second Priority Documents. and thereafter, any surplus shall be returned to the Borrower. Until the occurrence of the First Priority Obligations Payment Date, any Common Collateral, including without limitation any such Common Collateral constituting proceeds, that may be received by any Second Priority Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the First Priority Representative, for the benefit of the First Priority Secured Parties, in the same form as received, with any necessary endorsements, and each Second Priority Secured Party hereby authorizes the First Priority Representative to make any such endorsements as agent for the Second Priority Representative (which authorization, being coupled with an interest, is irrevocable).

4.2           Releases of Second Priority Lien. (a) Upon any release, sale or disposition of Common Collateral permitted pursuant to the terms of the First Priority Documents that results in the release of the First Priority Lien on any Common Collateral (excluding any sale or other disposition that is not permitted at such time under the Second Priority Documents, unless such sale or disposition is consummated in connection with an Enforcement Action), in each case other than in connection with the payment in full of the First Priority Obligations (other than Unasserted Contingent Obligations, Cash Management Obligations and Hedging Obligations), the Second Priority Lien on such Common Collateral (excluding any portion of the proceeds of such Common Collateral remaining after the First Priority Obligations Payment Date occurs) shall be automatically and unconditionally released with no further consent or action of any Person; provided that, in connection with any Enforcement Action with respect to the Common Collateral, the net proceeds resulting from such Enforcement Action is applied to repay the First Priority Obligations.

(b)  The Second Priority Representative shall promptly execute and deliver such release documents and instruments and shall take such further actions as the First Priority Representative shall reasonably request to evidence any release of the Second Priority Lien described in paragraph (a). The Second Priority Representative hereby appoints the First Priority Representative and any officer or duly authorized person of the First Priority Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Second Priority Representative and in the name of the Second Priority Representative or in the First Priority Representative’s own name, from time to time, in the First Priority Representative’s sole discretion, for the purposes of carrying out the terms of this Section 4.2, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or reasonably required to accomplish the purposes of this Section 4.2, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

4.3           Inspection Rights and Insurance. (a) Any First Priority Secured Party and its representatives and invitees may at any time inspect, repossess, remove and otherwise deal with the

13

Common Collateral, and the First Priority Representative may advertise and conduct public auctions or private sales of the Common Collateral, in each case without notice to, the involvement of or interference by any Second Priority Secured Party or liability to any Second Priority Secured Party (but in each case in accordance with the terms of the First Priority Documents).

(b)  Until the First Priority Obligations Payment Date has occurred, the First Priority Representative will have the sole and exclusive right (i) to be named as additional insured and loss payee under any insurance policies maintained from time to time by any Loan Party (except that the Second Priority Representative shall have the right to be named as additional insured and loss payee so long as its second lien status is identified in a manner satisfactory to the First Priority Representative); (ii) to adjust or settle any insurance policy or claim covering the Common Collateral in the event of any loss thereunder and (iii) to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral.

SECTION 5.  Insolvency Proceedings.

5.1           Filing of Motions. Until the First Priority Obligations Payment Date has occurred, the Second Priority Representative agrees on behalf of itself and the other Second Priority Secured Parties that no Second Priority Secured Party shall, in or in connection with any Insolvency Proceeding with respect to any Loan Party, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case that (a) violates, or is prohibited by, this Section 5 (or, in the absence of an Insolvency Proceeding, otherwise would violate or be prohibited by this Agreement), (b) asserts any right, benefit or privilege that arises in favor of the Second Priority Representative or Second Priority Secured Parties, in whole or in part, as a result of their interest in the Common Collateral or in the Second Priority Lien (unless the assertion of such right is not in violation of this Agreement) or (c) challenges the validity, priority, enforceability or voidability of any Liens or claims held by the First Priority Representative or any other First Priority Secured Party, or the extent to which the First Priority Obligations constitute secured claims under Section 506(a) of the Bankruptcy Code or otherwise; provided that the Second Priority Representative may (i) file a claim or statement of interest in an Insolvency Proceeding with respect to any Loan Party, (ii) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Second Priority Secured Parties, including any claims secured by the Common Collateral, if any, or otherwise make any agreements or file any motions or objections pertaining to the claims of the Second Priority Secured Parties, in each case in accordance with and not inconsistent with the terms of this Agreement in order to create, perfect, preserve or protect its Liens on the Common Collateral, (iii) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Loan Parties arising under either any Insolvency Proceeding with respect to any Loan Party or applicable non- bankruptcy law and not inconsistent with the terms of this Agreement, (iv) make a bid on all or any portion of the Common Collateral in any foreclosure proceeding or action, including, for the avoidance of doubt and without limitation, any sale pursuant to Section 363 of the Bankruptcy Code, which bid shall include a cash portion at least equal to the First Priority Obligations and (v) take such other actions which are not adverse to the Liens and interests of the First Priority Secured Parties or otherwise inconsistent with the priorities of this Agreement (including as to releases and including under Section 3.1) to preserve and protect its second priority Lien on the Common Collateral, in each case with respect to the foregoing clauses (i) through (v), subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on the Second Priority Representative imposed hereby.

14

5.2           Financing Matters. If any Loan Party becomes subject to any Insolvency Proceeding, and if the First Priority Representative or the other First Priority Secured Parties desire to consent (or not object) to the use of cash collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Loan Party by any third party (any such financing, “DIP Financing”), then the Second Priority Representative agrees, on behalf of itself and the other Second Priority Secured Parties, that each Second Priority Secured Party (a) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such DIP Financing, (b) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing except as set forth in paragraph 5.4 below and (c) will subordinate (and will be deemed hereunder to have subordinated) the Second Priority Liens (i) to such DIP Financing on the same terms as the First Priority Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (ii) to any adequate protection provided to the First Priority Secured Parties and (iii) to any “carve-out” agreed to by the First Priority Representative, and (d) agrees that notice received five calendar days prior to the entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice so long as, with respect to any such DIP Financing, the aggregate principal amount of such DIP Financing plus the aggregate principal amount of the First Lien Obligations remaining outstanding after such DIP Financing does not exceed $100,000,000 plus the aggregate princiopal amount of the First Lien Obligations outstanding immediately prior to such DIP Financing; provided, that the foregoing shall not prevent the Second Priority Secured Parties from (1) proposing any other DIP Financing to any Loan Party or to a court of competent jurisdiction, (2) objecting to any aspect of a DIP Financing relating to any provision or content of a plan of reorganization or any sub rosa plan or (3) objecting to any denial to the Second Priority Secured Parties of replacement Liens on post-petition assets of any Loan Parties in which any of the First Priority Secured Parties obtained a replacement Lien in connection with such DIP Financing.

5.3           Relief From the Automatic Stay. The Second Priority Representative agrees, on behalf of itself and the other Second Priority Secured Parties, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding with respect to any Loan Party or take any action in derogation thereof, in each case in respect of any Common Collateral, without the prior written consent of the First Priority Representative.

5.4           Adequate Protection. The Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, agrees that none of them shall object, contest, or support any other Person objecting to or contesting, (a) any request by the First Priority Representative or the other First Priority Secured Parties for adequate protection or any adequate protection provided to the First Priority Representative or the other First Priority Secured Parties or (b) any objection by the First Priority Representative or any other First Priority Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts to the First Priority Representative or any other First Priority Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise. Notwithstanding anything contained in this Section and in Section 5.2(b) (but subject to all other provisions of this Agreement, including, without limitation, Sections 5.2(a) and 5.3), in any Insolvency Proceeding with respect to any Loan Party, (i) if the First Priority Secured Parties (or any subset thereof) are granted adequate protection consisting of additional collateral (with replacement liens on such additional collateral) and superpriority claims in connection with any DIP Financing or use of cash collateral, and the First Priority Secured Parties do not object to the adequate protection being provided to them, then in connection with any such DIP Financing or use of cash collateral the Second Priority Representative, on behalf of itself and any of the Second Priority

15

Secured Parties, may seek or accept adequate protection consisting solely of (x) a replacement Lien on the same additional collateral, subordinated to the Liens securing the First Priority Obligations and such DIP Financing on the same basis as the other Liens securing the Second Priority Obligations are so subordinated to the First Priority Obligations under this Agreement, (y) superpriority claims junior in all respects to the superpriority claims granted to the First Priority Secured Parties and (z) subject to the right of the First Priority Secured Parties to object thereto, the payment of post-petition interest at the pre-default rate (provided, in the case of this clause (z), that the First Priority Secured Parties have been granted adequate protection in the form of post-petition interest at a rate no lower than the pre-default rate), provided, however, that the Second Priority Representative shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code, on behalf of itself and the Second Priority Secured Parties, in any stipulation and/or order granting such adequate protection, that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims and (ii) in the event the Second Priority Representative, on behalf of itself and the Second Priority Secured Parties, seeks or accepts adequate protection in accordance with clause (i) above and such adequate protection is granted in the form of additional collateral, then the Second Priority Representative, on behalf of itself or any of the Second Priority Secured Parties, agrees that the First Priority Representative shall also be granted a senior Lien on such additional collateral as security for the First Priority Obligations and any such DIP Financing and that any Lien on such additional collateral securing the Second Priority Obligations shall be subordinated to the Liens on such collateral securing the First Priority Obligations and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the First Priority Secured Parties as adequate protection, with such subordination to be on the same terms that the other Liens securing the Second Priority Obligations are subordinated to such First Priority Obligations under this Agreement.

5.5           Avoidance Issues. If any First Priority Secured Party is required in any Insolvency Proceeding with respect to any Loan Party or otherwise to disgorge, turn over or otherwise pay to the estate of any Loan Party, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the First Priority Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the First Priority Obligations Payment Date shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Second Priority Secured Parties agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

5.6           Asset Dispositions in an Insolvency Proceeding. In an Insolvency Proceeding, neither the Second Priority Representative nor any other Second Priority Secured Party shall oppose any sale or disposition of any assets of any Loan Party that is supported by the First Priority Secured Parties, and the Second Priority Representative and each other Second Priority Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the First Priority Secured Parties and to have released their Liens on such assets; provided that the Liens of the

16

Second Priority Secured Parties attach to the proceeds of any such sale (with such Liens on such proceeds subject to the terms of this Agreement).

5.7           Separate Grants of Security and Separate Classification. Each Secured Party acknowledges and agrees that (a) the grants of Liens pursuant to the First Priority Security Documents and the Second Priority Security Documents constitute two separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Common Collateral, the First Priority Obligations and the Second Priority Obligations are fundamentally different from each other and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Priority Secured Parties and Second Priority Secured Parties in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Second Priority Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Loan Parties in respect of the Common Collateral, with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Secured Parties), the First Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest before any distribution is made in respect of the claims held by the Second Secured Priority Secured Parties. The Second Priority Secured Parties hereby acknowledge and agree to turn over to the First Priority Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of the preceding sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Secured Parties.

5.8           No Waivers of Rights. Nothing contained herein shall prohibit or in any way limit the First Priority Representative or any other First Priority Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Second Priority Secured Party in violation of this Agreement, including the seeking by any Second Priority Secured Party of adequate protection (except as provided in Section 5.4). Nothing in this Agreement shall prevent any Second Priority Secured Party from exercising its rights to vote in favor of or against a plan of reorganization in respect of any Insolvency Proceeding with respect to any Loan Party.

5.9           Other Matters. To the extent that the Second Priority Representative or any Second Priority Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Common Collateral, the Second Priority Representative agrees, on behalf of itself and the other Second Priority Secured Parties not to assert any of such rights without the prior written consent of the First Priority Representative unless permitted hereunder.

5.10         Effectiveness in Insolvency Proceedings. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding.

SECTION 6.  Security Documents.

(a)  Each Loan Party and the Second Priority Representative, on behalf of itself and the Second Priority Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Second Priority Documents inconsistent with or in violation of this Agreement.

17

(b)  Each Loan Party and the First Priority Representative, on behalf of itself and the First Priority Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the First Priority Documents inconsistent with or in violation of this Agreement.

(c)  In the event the First Priority Representative enters into any amendment, waiver or consent in respect of any of the First Priority Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Priority Security Document or changing in any manner the rights of any parties thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Second Priority Security Document without the consent of or action by any Second Priority Secured Party (with all such amendments, waivers and modifications subject to the terms hereof); provided that (other than with respect to amendments, modifications or waivers that secure additional extensions of credit and add additional secured creditors and do not violate the provisions of the Second Priority Agreements), (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Second Priority Security Document, except to the extent that a release of such Lien is permitted by Section 4.2, (ii) any such amendment, waiver or consent that materially and adversely affects the rights of the Second Priority Secured Parties (other than the Second Priority Representative) and does not affect the First Priority Secured Parties in a like or similar manner shall not apply to the Second Priority Security Documents without the consent of the Second Priority Representative, (iii) no such amendment, waiver or consent with respect to any provision applicable to the Second Priority Representative or collateral agent under the Second Priority Documents shall be made without the prior written consent of the Second Priority Representative and/or any such collateral agent and (iv) written notice of such amendment, waiver or consent shall be given to the Second Priority Representative no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof

(d)           The First Priority Documents may be amended, restated, waived, supplemented or otherwise modified in accordance with their terms, and the indebtedness under the First Priority Documents may be refinanced, in each case, without the consent of any Second Priority Secured Party; provided, however, that, (a) without the consent of the Second Priority Representative, no such amendment, restatement, supplement, modification or refinancing (including self effecting or other modifications pursuant to Section 11.21 of the First Priority Agreement) shall (i) contravene, or would require any Person to act or refrain from acting in a manner that would contravene, any provision of this Agreement, (ii) result in the amount of First Lien Obligations in respect of the repayment or prepayment of loans and the reimbursement of drawings under or cash collateralization of letters of credit exceeding the Cap Amount or (iii) (A) increase the interest rate margins under the First Priority Documents by more than 350 basis points (excluding increases resulting from (1) the accrual of interest at the default rate or (2) the application of any pricing grid set forth in the Existing First Priority Agreement as of the date hereof) or (B) increase the interest rate payable on any overdue principal, interest, fees or other amounts payable under the First Priority Agreement and (b) in connection with any Replacement First Priority Agreement, the holders of any such First Priority Obligations under such Replacement First Priority Agreement, or the agent or other representative of such holders on behalf of such holders, agree in a writing addressed to the Second Priority Representative to be bound by the terms of this Agreement as a First Priority Secured Party and, if applicable, the First Priority Representative hereunder.

(e)           Without the prior written consent of the First Priority Representative, no Second Priority Agreement may be amended, restated, waived, supplemented or otherwise modified, or entered into, to the extent such amendment, restatement, waiver, supplement or modification, or the terms of such new

18

Second Priority Agreement, would (a) contravene, or would require any Person to act or refrain from acting in a manner that would contravene, the provisions of this Agreement or (b) (i) increase the interest rate margins under the Second Priority Documents by more than 350 basis points (excluding increases resulting from the accrual of interest at the default rate) or (ii) increase the interest rate payable on any overdue principal, interest, fees or other amounts payable under the Second Priority Agreement.

SECTION 7.  Reliance; Waivers; etc.

7.1           Reliance. The First Priority Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The Second Priority Representative, on behalf of itself and the Second Priority Secured Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the First Priority Secured Parties. The Second Priority Documents are deemed to have been executed and delivered and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The First Priority Representative expressly waives all notices of the acceptance of and reliance by the Second Priority Representative and the Second Priority Secured Parties.

7.2           No Warranties or Liability. The Second Priority Representative and the First Priority Representative acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectibility or enforceability of any other First Priority Document or any Second Priority Document. Except as otherwise provided in this Agreement, the Second Priority Representative and the First Priority Representative will be entitled to manage and supervise their respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

7.3           No Waivers. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Loan Party with the terms and conditions of any of the First Priority Documents or the Second Priority Documents.

SECTION 8. Obligations Unconditional.

8.1           First Priority Obligations Unconditional. All rights and interests of the First Priority Secured Parties hereunder, and all agreements and obligations of the Second Priority Secured Parties (and, to the extent applicable, the Loan Parties) hereunder, shall remain in full force and effect irrespective of:

(a)  any lack of validity or enforceability of any First Priority Document;

(b)  any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Priority Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any First Priority Document;

(c)  prior to the First Priority Obligations Payment Date, any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral or any other

19

collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the First Priority Obligations or any guarantee or guaranty thereof; or

(d)  any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the First Priority Obligations, or of any of the Second Priority Representative, or any Loan Party, to the extent applicable, in respect of this Agreement.

8.2           Second Priority Obligations Unconditional. All rights and interests of the Second Priority Secured Parties hereunder, and all agreements and obligations of the First Priority Secured Parties (and, to the extent applicable, the Loan Parties) hereunder, shall remain in full force and effect irrespective of:

(a)  any lack of validity or enforceability of any Second Priority Document;

(b)  any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Second Priority Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Second Priority Document;

(c)  any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Second Priority Obligations or any guarantee or guaranty thereof; or

(d)  any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Second Priority Obligations or any First Priority Secured Party in respect of this Agreement.

SECTION 9. Miscellaneous.

9.1           Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any First Priority Document or any Second Priority Document, the provisions of this Agreement shall govern. Notwithstanding the foregoing, the parties hereto acknowledge that the terms of this Agreement are not intended to and shall not, as between the Loan Parties and the Secured Parties, negate, waive or cancel any rights granted to, or carry liability or obligation of, any Loan Party in the First Priority Documents and the Second Priority Documents or impose any additional obligations on the Loan Parties (other than as expressly set forth herein).

9.2           Continuing Nature of Provisions. This Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the First Priority Obligation Payment Date shall have occurred. This is a continuing agreement and the First Priority Secured Parties and the Second Priority Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, Borrower or any other Loan Party on the faith hereof.

20

9.3           Amendments; Waivers. (a) No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the First Priority Representative (with the consent of the Required Lenders under and as defined in the First Priority Agreement) and the Second Priority Representative (with the consent of the Required Lenders under and as defined in the Second Priority Agreement), and, in the case of amendments or modifications of Sections 3.5, 3.6, 5.2, 5.4, 9.3, 9.5 or 9.6, the Loan Parties and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Anything herein to the contrary notwithstanding, no consent of any Loan Party shall be required for amendments, modifications or waivers of any other provisions of this Agreement other than those that (i) directly affect any obligation or right of the Loan Parties hereunder or under the First Priority Documents or the Second Priority Documents or that would impose any additional obligations on the Loan Parties or (ii) change the rights of the Loan Parties to refinance the First Priority Obligations or the Second Priority Obligations.

(b)  It is understood that the First Priority Representative and the Second Priority Representative, without the consent of any other First Priority Secured Party or Second Priority Secured Party, may in their discretion determine that a supplemental agreement (which make take the form of an amendment and restatement of this Agreement) is necessary or appropriate to facilitate having additional indebtedness or other obligations (“Additional Debt”) of any of the Loan Parties become First Priority Obligations or Second Priority Obligations, as the case may be, under this Agreement, which supplemental agreement shall specify whether such Additional Debt constitutes First Priority Obligations or Second Priority Obligations, provided, that such Additional Debt is permitted to be incurred by the First Priority Agreement and Second Priority Agreement then extant, and is permitted by said Agreements to be subject to the provisions of this Agreement as First Priority Obligations or Second Priority Obligations, as applicable.

9.4           Information Concerning Financial Condition of the Borrower and the other Loan Parties. Each of the Second Priority Representative and the First Priority Representative hereby assume responsibility for keeping itself informed of the financial condition of the Borrower and each of the other Loan Parties and all other circumstances bearing upon the risk of nonpayment of the First Priority Obligations or the Second Priority Obligations. The Second Priority Representative and the First Priority Representative hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event the Second Priority Representative or the First Priority Representative, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.

9.5           Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

9.6           Submission to Jurisdiction. (a) Each First Priority Secured Party, each Second Priority Secured Party and each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New

21

York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each such party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each such party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any First Priority Secured Party or Second Priority Secured Party may otherwise have to bring any action or proceeding against any Loan Party or its properties in the courts of any jurisdiction.

(b)  Each First Priority Secured Party, each Second Priority Secured Party and each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so (i) any right to trial by jury with respect to the matters covered by this Agreement, (ii) any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section and (iii) the defense of an inconvenient forum to the maintenance of such action or proceeding.

(c)  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.7. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

9.7           Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below each party’s name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

9.8           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the First Priority Secured Parties and Second Priority Secured Parties and their respective successors and permitted assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Common Collateral.

9.9           Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

9.10         Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

22

9.11         Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by email or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each party hereto.

9.12         WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

9.13         Additional Loan Parties. Each Person that becomes a Loan Party after the date hereof shall become a party to this Agreement upon execution and delivery by such Person of an Assumption Agreement in the form of Annex 1 to the Guarantee and Collateral Agreement referred to in the First Priority Agreement.

9.14.        Rights as an Unsecured Creditor. Except as otherwise set forth in this Agreement (a) the Second Priority Representative and the Second Priority Secured Parties may exercise all rights and remedies available to unsecured creditors in accordance with the terms of the Second Priority Documents and applicable law and this Agreement, and (b) nothing in this Agreement shall prohibit the receipt by the Second Priority Representative or the Second Priority Secured Parties of the required payments of principal and interest and other amounts, so long as such receipt is not the direct or indirect result of the exercise of the Second Priority Representative or any Second Priority Secured Party of an Enforcement Action in contravention of this Agreement.

9.15.        Representative Provisions. Each of the First Priority Representative and the Second Priority Representative is executing and delivering this Agreement solely in its capacity as agent for the First Priority Secured Parties or the Second Priority Secured Parties, as the case may be, and pursuant to the direction set forth in the First Priority Documents or the Second Priority Documents, as the case may be. Neither the First Priority Representative nor the Second Priority Representative shall be responsible for the terms or sufficiency of this Agreement for any purpose. Neither the First Priority Representative nor the Second Priority Representative shall have any duties or obligations under or pursuant to this Agreement other than such duties as may be expressly set forth in this as duties on its part to be performed or observed. In entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to this Agreement, each of the First Priority Representative and the Second Priority Representative shall have and be protected by all of the rights, immunities, indemnities and other protections granted to it under the First Priority Documents or the Second Priority Documents, as the case may be. Neither the First Priority Representative nor the Second Priority Representative shall have any liability or responsibility for the actions or omissions of any other Secured Party, or for any other Secured Party’s compliance with (or failure to comply with) the terms of this Agreement.

9.16.        Similar Liens and Agreements. The parties hereto agree that it is their intention that the First Priority Collateral and the Second Priority Collateral be identical, subject to Section 4.2. In furtherance of the foregoing, the parties hereto agree, subject to the other provisions of this Agreement: (a) upon request by the First Priority Representative or the Second Priority Representative, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Priority Collateral and the Second Priority Collateral and the steps

23

taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Priority Documents and the Second Priority Documents; and (b) that the documents and agreements creating or evidencing the First Priority Collateral and the Second Priority Collateral, subject to Section 6(d), shall be in all material respects the same forms of documents other than with respect to the first lien and the second lien nature of the obligations thereunder.

24

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

JPMORGAN CHASE BANK, N.A., as First Priority Representative for and on behalf of the First Priority Secured Parties

By:
Name:
Title:

Address for Notices:

Attention:
Telecopy No.:

[Intercreditor Agreement Signature Page]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Second Priority Representative for and on behalf of the Second Priority Secured Parties

By:
Name:
Title:

Address for Notices:

Attention:
Telecopy No.:

[Intercreditor Agreement Signature Page]

ROUNDY’S SUPERMARKETS, INC.

By:
Name:
Title:

Address for Notices:
875 East Wisconsin Avenue
Milwaukee, WI 53202
Attention: Edward G. Kitz
Telecopy No.: (414) 231-7979

ROUNDY’S ACQUISITION CORP.

By:
Name:
Title:

Address for Notices:

Attention:
Telecopy No.:

ROUNDY’S ILLINOIS, LLC

By:
Name:
Title:

Address for Notices:

Attention:
Telecopy No.:

I.T.A., INC.

By:
Name:
Title:

Address for Notices:

Attention:
Telecopy No.:

[Intercreditor Agreement Signature Page]

JONDEX CORP.

By:
Name:
Title:

Address for Notices:

Attention:
Telecopy No.:

KEE TRANS, INC.

By:
Name:
Title:

Address for Notices:

Attention:
Telecopy No.:

MEGA MARTS, LLC

By:
Name:
Title:

Address for Notices:

Attention:
Telecopy No.:

IRP, LLC

By:
Name:
Title:

Address for Notices:

Attention:
Telecopy No.:

[Intercreditor Agreement Signature Page]

RBF, LLC

By:
Name:
Title:

Address for Notices:

Attention:
Telecopy No.:

SHOP-RITE, LLC

By:
Name:
Title:

Address for Notices:

Attention:
Telecopy No.:

ULTRA MART FOODS, LLC

By:
Name:
Title:

Address for Notices:

Attention:
Telecopy No.:

[Intercreditor Agreement Signature Page]

Annex III to
Fourth Amendment to the Credit Agreement

EXHIBIT K TO THE CREDIT AGREEMENT
PERMITTED SECOND LIEN INDEBTEDNESS TERMS

CONFIDENTIAL	TERM SHEET

Roundy’s Supermarkets, Inc.
$150,000,000 Senior Secured Second Lien Term Loan Facility
Summary of Principal Terms and Conditions

Borrower:	Roundy’s Supermarkets, Inc., a Wisconsin corporation and the borrower under the First Lien Facilities referred to below (the “Borrower”).

Holdings:	Roundy’s Acquisition Corp., a Delaware corporation (“Holdings”).

Transactions:

The Borrower will (a) obtain the Second Lien Facility described below, (b) enter into an amendment to the Borrower’s existing Amended and Restated Credit Agreement, dated as of November 3, 2005, among the Borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders from time to time party thereto (as amended, restated, supplemented, refinanced, replaced or otherwise modified from time to time, the “First Lien Credit Agreement”; the credit facilities under the First Lien Credit Agreement are referred to herein as the “First Lien Facilities”), in order to, among other things, modify certain covenants in connection with the extension of credit to be provided pursuant to the Second Lien Facility and (c) pay fees and expenses incurred in connection with the foregoing. The transactions described in this paragraph are collectively referred to herein as the “Transactions”.

Agent:

Credit Suisse, acting through one or more of its branches or affiliates (“CS”), will act as sole administrative agent and collateral agent (collectively, in such capacities, the “Agent”) for a syndicate of banks, financial institutions and other institutional lenders reasonably acceptable to the Borrower (the “Lenders”), and will perform the duties customarily associated with such roles.

Sole Bookrunner and Sole Lead Arranger:

Credit Suisse Securities (USA) LLC will act as sole bookrunner and sole lead arranger for the Second Lien Facility (in such capacities, the “Arranger”), and will perform the duties customarily associated with such roles.

Syndication Agent:	Moelis & Company.

Second Lien Facility:	A senior secured second lien term loan facility in an aggregate principal amount of up to $150,000,000 (the

“Second Lien Facility”).

Closing Date:	The date of the initial borrowing under the Second Lien Facility (the “Closing Date”).

Purpose:

The proceeds of the Second Lien Facility will be used by the Borrower to pay a cash dividend to Holdings to permit Holdings to pay a one-time cash dividend on the Closing Date to its stockholders (the “Special Dividend”) and to pay fees and expenses incurred in connection with the Transactions.

Availability:	The full amount of the Second Lien Facility must be drawn in a single drawing on the Closing Date. Amounts borrowed under the Second Lien Facility that are repaid or prepaid may not be reborrowed.

Interest Rates and Fees:	As set forth on Annex I hereto.

Default Rate:	The applicable interest rate plus 2.0% per annum, payable on all overdue amounts.

Final Maturity and Amortization:	The Second Lien Facility will mature in a single installment on the date that is six years after the Closing Date and will not be subject to interim amortization.

Guarantees:

All obligations of the Borrower under the Second Lien Facility will be unconditionally guaranteed (the “Guarantees”) by each guarantor in respect of the First Lien Facilities, consisting of Holdings and each existing and subsequently acquired or organized direct or indirect domestic subsidiary of the Borrower to the extent currently provided pursuant to the First Lien Facilities (the “Subsidiary Guarantors”).

Security:

The Second Lien Facility and the Guarantees will be secured on a second-priority basis by the same collateral that secures the First Lien Facilities, consisting of substantially all of the assets of Holdings, the Borrower and each Subsidiary Guarantor, whether owned on the Closing Date or thereafter acquired (collectively, the “Collateral”), including but not limited to:

(a)   a perfected second priority pledge of all the equity interests in the Borrower;

(b)   a perfected second priority pledge of all the equity interests held by Holdings, the Borrower or any Subsidiary Guarantor (which pledge, in the case of any foreign subsidiary, shall be limited to 65% of

2

the equity interests in such foreign subsidiary);

(c)   perfected second priority security interests in, and mortgages on, substantially all tangible and intangible assets of Holdings, the Borrower and each Subsidiary Guarantor (including but not limited to accounts receivable, inventory, equipment, general intangibles, investment property, intellectual property, real property, cash, deposit and securities accounts, commercial tort claims, letter of credit rights, intercompany notes, in each case required to secure the First Lien Facilities as of the date in effect on the Engagement Letter); and

(d)   all proceeds of the foregoing.

All the above described pledges, security interests and mortgages shall be created on terms, and pursuant to documentation consistent with the documentation for the First Lien Facilities, subject to applicable cushions, and none of the Collateral shall be subject to any other liens, other than, subject to the Intercreditor Agreement referred to below, the first priority liens and security interests in favor of the lenders under the First Lien Facilities and other customary and limited exceptions to be agreed upon.

Intercreditor Agreement:

The lien priority, relative rights and other creditors’ rights issues in respect of the First Lien Facilities and the Second Lien Facility will be set forth in a customary intercreditor agreement (the “Intercreditor Agreement”), which shall be reasonably satisfactory to the Borrower, the Agent, the Lenders and the agent and lenders under the First Lien Facilities.

Mandatory Prepayments:

At such times as there shall be no First Lien Facilities, loans under the Second Lien Facility shall be prepaid with:

(a)   50% of Excess Cash Flow (to be defined), with reductions to be agreed upon based upon achievement and maintenance of leverage ratios to be agreed upon;

(b)   100% of the net cash proceeds of all asset sales, other dispositions of property or recovery events by the Borrower and its subsidiaries (including proceeds from the sale of equity interests in any subsidiary of the Borrower and insurance and condemnation proceeds) (subject to exceptions and reinvestment provisions consistent with the First

3

Lien Facilities);

(c)   100% of the net cash proceeds of issuances, offerings or placements of debt obligations of the Borrower and its subsidiaries (subject to exceptions consistent with the First Lien Facilities); and

(d)   50% of the net cash proceeds of issuances of equity securities of the Borrower and its subsidiaries (subject to exceptions consistent with the First Lien Facilities).

Mandatory prepayments will be applied ratably to the loans under the Second Lien Facility, with the lenders thereunder having the right to reject the same, in which case the amounts so rejected shall be offered ratably to each non-rejecting lender thereunder.

Voluntary Prepayments:

Voluntary prepayments of the Second Lien Facility will be permitted at any time, in minimum principal amounts to be agreed upon, subject to payment of customary breakage costs in the case of a prepayment of Eurodollar Rate borrowings other than on the last day of the relevant interest period.

Voluntary prepayments of the Second Lien Facility will be subject to the following prepayment premiums (expressed as a percentage of the outstanding principal amount of the Second Lien Facility that is set forth opposite the relevant period from the Closing Date indicated below (the “Call Premium”)):

Period	Percentages
Year 0-1:	3.0%
Year 1-2:	2.0%
Year 2-3:	1.0%
Thereafter:	No premium

Representations and Warranties:

Substantially similar to those contained in the First Lien Credit Agreement (with qualifications and exceptions consistent with the First Lien Credit Agreement), consisting of: corporate status; legal, valid and binding documentation; no consents; accuracy of financial statements and other information; no material adverse change; absence of litigation and investigations; no defaults; compliance with laws (including ERISA, margin regulations and environmental laws); payment of material taxes; ownership of properties and absence of liens; intellectual property; subsidiaries and equity interests; use of proceeds; inapplicability of the Investment Company Act; solvency; labor matters; environmental and other

4

regulatory matters; validity, priority and perfection of security interests in the Collateral; treatment as senior debt under all subordinated debt and as designated senior debt thereunder.

Conditions Precedent to Borrowing:

Usual for facilities and transactions of this type, including, without limitation, delivery of satisfactory legal opinions, corporate documents and officers’ and public officials’ certifications; second priority perfected security interests in the Collateral (free and clear of all liens, other than liens securing the First Lien Facilities and subject to customary and limited exceptions to be agreed upon); receipt of satisfactory lien and judgment searches; execution of the Guarantees, which shall be in full force and effect; absence of defaults, prepayment events or creation of liens under debt instruments or other agreements; evidence of authority; payment of fees and expenses; evidence of satisfactory insurance; delivery of notice; accuracy of representations and warranties; and absence of defaults.

Without limitation of the foregoing, the borrowing under the Second Lien Facility will be subject to the following additional conditions precedent:

(a)   A solvency opinion in form and substance and from an independent investment bank or valuation firm reasonably acceptable to the Agent to the effect that, Holdings and its subsidiaries, on a consolidated basis after giving effect to the borrowing under the Second Lien Facility and the Special Dividend, and the other transactions contemplated hereby, are solvent;

(b)   An amendment in respect of the First Lien Credit Agreement and the related credit documents, in form and substance reasonably satisfactory to the Agent, shall have become (or substantially simultaneously with the borrowing under the Second Lien Facility, will become) effective in accordance with its terms; and

(c)   The Agent shall have received a customary opinion of counsel to the Borrower, in form and substance satisfactory to the Agent.

Affirmative Covenants:

Substantially similar to those contained in the First Lien Credit Agreement (with qualifications and exceptions consistent with the First Lien Credit Agreement), consisting of: maintenance of corporate existence and rights; payment of material obligations; delivery of

5

consolidated financial statements and other information, including information required under the PATRIOT Act; delivery of notices of default, litigation, ERISA events and material adverse change; maintenance of properties in good working order; maintenance of satisfactory insurance; compliance with laws (including environmental laws); inspection of books and properties; covenant to guarantee obligations and give security; and further assurances.

Negative Covenants:

Substantially similar to those contained in the First Lien Credit Agreement (with baskets and exceptions consistent with the First Lien Credit Agreement and with certain covenants providing additional flexibility compared to the corresponding covenants in the First Lien Credit Agreement), consisting of: limitations on dividends on, and redemptions and repurchases of, equity interests and other restricted payments (other than the Special Dividend), and with no general dividend basket; limitations on prepayments, redemptions and repurchases of subordinated and/or unsecured debt; limitations on liens and sale leaseback transactions (other than liens securing the First Lien Facilities); limitations on loans and investments; limitations on debt, guarantees and hedging arrangements; limitations on mergers, acquisitions and asset sales; limitations on transactions with affiliates; limitations on changes in business conducted by the Borrower and its subsidiaries or changes in fiscal periods; limitations on restrictions on ability of subsidiaries to pay dividends or make distributions or incur liens; limitations on amendments of subordinated debt and organizational documents; and limitations on capital expenditures.

Financial Covenant:

The Second Lien Facility will contain the following financial covenants (with financial definitions, levels and test periods consistent with the First Lien Credit Agreement, but with a greater cushion than the corresponding levels under the First Lien Credit Agreement (1)):

(a)   a Consolidated Leverage Ratio (Consolidated Total Debt to Consolidated EBITDA); and

(b)   a Consolidated Fixed Charge Coverage Ratio (Consolidated EBITDAR to Consolidated Fixed Charges (consisting of consolidated lease and interest expense and scheduled debt payments)).

Events of Default:	Substantially similar to those contained in the First Lien

(1) Currently expected to be 10%.

6

Credit Agreement (with grace periods and thresholds consistent with the First Lien Credit Agreement but with certain thresholds providing limited additional flexibility compared to the corresponding thresholds in the First Lien Credit Agreement), consisting of: change of control, nonpayment of principal, interest or other amounts; violation of covenants; incorrectness of representations and warranties in any material respect; cross default and cross acceleration (provided that the Second Lien Facility shall only cross-accelerate to the First Lien Facilities); bankruptcy; material judgments; ERISA events; and actual or asserted invalidity of Guarantees, security documents or the Intercreditor Agreement.

Voting:

Amendments and waivers of the definitive credit documentation will require the approval of Lenders holding more than 50% of the aggregate amount of the loans and commitments under the Second Lien Facility, except that the consent of each Lender shall be required with respect to, among other things, any amendment that (a) increases the commitment of such Lender, (b) reduces principal, interest, premiums or fees payable to such Lender, (c) extends the maturity of the loans of such Lender or (d) releases of all or substantially all of the value of the Guarantees or all or substantially all of the Collateral (except to the extent required by the Intercreditor Agreement).

Cost and Yield Protection:	Usual for facilities and transactions of this type, including customary tax gross-up provisions, consistent with the First Lien Facilities.

Assignments and Participations:

The Lenders will be permitted to assign loans under the Second Lien Facility with the consent of the Borrower; provided that such consent of the Borrower shall not be required (i) if a payment or bankruptcy event of default has occurred and is continuing, other than an assignment to any competitor of the Borrower, (ii) to parties (other than any such competitors) identified to (and approved by) the Borrower during the primary syndication of the Facility, and (iii) if such assignment is made to another Lender or an affiliate or approved fund of any such Lender. All assignments will require the consent of the Agent, not to be unreasonably withheld or delayed. Each assignment will be in an amount of an integral multiple of $1,000,000. Assignments will be by novation.

The Lenders will be permitted to sell participations in loans and commitments without restriction. Voting rights of participants shall be limited to matters in respect of (a) increases in commitments of such participant, (b)

7

reductions of principal, interest, premiums or fees payable to such participant, (c) extensions of maturity of the loans in which such participant participates and (d) releases of all or substantially all of the value of the Guarantees or all or substantially all of the Collateral (except to the extent permitted under the Intercreditor Agreement).

Expenses and Indemnification:

The Borrower will indemnify the Arranger, the Agent, the Lenders, their respective affiliates, successors and assigns and the officers, directors, employees, agents, advisors, controlling persons and members of each of the foregoing (each an “Indemnified Person”) and hold them harmless from and against all costs, expenses (including reasonable fees, disbursements and other charges of counsel limited to one lead counsel (together with special and local counsel, limited to one in each jurisdiction) for all Indemnified Persons, except in the case of an actual or perceived conflict) and liabilities of such Indemnified Person arising out of or relating to any claim or any litigation or other proceeding (regardless of whether such Indemnified Person is a party thereto and regardless of whether such matter is initiated by a third party or by Holdings, the Borrower or any of their respective affiliates) that relates to the Transactions, including the financing contemplated hereby or any transactions in connection therewith, provided that no Indemnified Person will be indemnified for any cost, expense or liability to the extent determined to have resulted from its gross negligence or willful misconduct or disputes among the Agent, the Arranger and/or any Lenders (provided that the Agent and the Arranger shall remain indemnified acting in such capacities unless otherwise not entitled to be indemnified).

All reasonable and documented out-of-pocket costs and expenses (including, without limitation, fees, disbursements and other charges of one lead counsel) of the Arranger and the Agent associated with the preparation, due diligence, closing and administration of the Second Lien Facility will be paid by the Borrower. In addition, all reasonable and documented out-of-pocket costs and expenses (including, without limitation, fees, disbursements and other charges of one lead counsel) of the Arranger, the Agent and the Lenders for enforcement costs and documentary taxes associated with the Second Lien Facility will be paid by the Borrower.

Governing Law and Forum:	New York.

Counsel to Agent and Arranger:	Shearman & Sterling LLP.

8

ANNEX I

Interest Rates:	The interest rates under the Second Lien Facility will be, at the option of the Borrower, the Eurodollar Rate plus 8.50% or the Base Rate plus 7.50%.

The Borrower may elect interest periods of 1, 2, 3, 6 or, with the consent of all applicable Lenders, 9 or 12 months for Eurodollar Rate borrowings.

Calculation of interest shall be on the basis of the actual days elapsed in a year of 360 days (or 365 or 366 days, as the case may be, in the case of Base Rate loans based on the Prime Rate) and interest shall be payable at the end of each interest period and, in any event, at least every three months.

The Base Rate will be the higher of (a) CS’s Prime Rate, (b) the Federal Funds Effective Rate plus 1/2 of 1.0% and (c) the Eurodollar Rate for a loan with a one- month interest period plus 1.0%.

The Eurodollar Rate will at all times include statutory reserves and will be subject to a minimum floor of 2.0% per annum.

Original Issue Discount:	The loans under the Second Lien Facility will be issued at 98% of the face amount thereof.